UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

BioHiTech Global, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

80 Red Schoolhouse Road, Suite 101 Chestnut Ridge, NY 10977

NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS

May 15, 2017

It is my pleasure to invite you to attend BioHiTech Global, Inc.’s 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”). The meeting will be held on Wednesday, June 7, 2017, at 10:00 a.m. at the office of Kane Kessler, P.C., 666 Third Avenue, 23rd Floor, New York, NY 10017. At the meeting, you will be asked to:

Proposal 1:	Elect the six (6) director nominees listed in the enclosed Proxy Statement dated May 15, 2017, to serve until the Company’s 2018 Annual Meeting of Shareholders or until their successors are elected or qualified.
Proposal 2:	Approve an amendment to the Certificate of Incorporation of BioHiTech Global, Inc. to increase the number of authorized common stock from 20,000,000 shares to 50,000,000 shares.
Proposal 3:	Approve the BioHiTech Global, Inc. 2017 Executive Incentive Plan.
Proposal 4:	Ratify the appointment of Marcum LLP as the independent registered accounting firm for the fiscal year ending December 31, 2017.
Proposal 5:	Consider and vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING, I URGE YOU TO VOTE BY COMPLETING AND RETURNING YOUR PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT AND WILL BE GREATLY APPRECIATED. RETURNING YOUR PROXY CARD WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE ANNUAL MEETING.

It is important that your shares be represented at the 2017 Annual Meeting, regardless of the number of shares you may hold. Whether or not you plan to attend, please vote by following the instructions in our proxy statement. This will not prevent you from voting your shares in person if you are present.

I look forward to seeing you on June 7, 2017.

Sincerely,

Frank E. Celli
Chairman of the Board

If you have any questions, or need any assistance voting your shares, please contact us at (888) 876-9300.

BIOHITECH GLOBAL, INC.
80 Red Schoolhouse Road
Chestnut Ridge, NY 10977

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON

JUNE 7, 2017

INTRODUCTION

Proxy Solicitation and General Information

This Proxy Statement and the enclosed form of proxy card (the “Proxy Card”) are being furnished to the holders of common stock, par value $0.0001 per share, of BioHiTech Global, Inc., a Delaware corporation (which is sometimes referred to in this Proxy Statement as “BioHiTech,” the “Company,” “we,” “our” or “us”), in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting of Stockholders to be held on June 7, 2017, at 10:00 a.m., Eastern Daylight Savings Time, at the offices of Kane Kessler, P.C., 666 Third Avenue, New York, New York 10017 and at any adjournments or postponements thereof (the “Meeting”). This Proxy Statement and the Proxy Card are first being sent to stockholders on or about May 15, 2017.

At the Meeting, stockholders will be asked:

1.	To elect the six nominees named in the accompanying Proxy Statement to serve on the Board of Directors until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified (Proposal 1);
2.	To approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized common stock from 20,000,000 shares to 50,000,000 shares; (Proposal 2);
3.	To approve the BioHiTech 2017 Executive Equity Incentive Plan (Proposal 3);
4.	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017 (Proposal 4); and
5.	To transact such other business as may properly come before the Meeting, including to consider any procedural matters incident to the conduct of the Meeting, such as the postponement of the Meeting in order to solicit additional proxies to vote in favor of the matters presented at the Meeting.

The Board of Directors has fixed the close of business on March 22, 2017, as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Each such stockholder will be entitled to one vote for each share of common stock held on all matters to come before the Meeting and may vote in person or by proxy authorized in writing.

Proxies and Voting

Stockholders are requested to complete, sign, date and promptly return the enclosed Proxy Card in the enclosed envelope. Proxy Cards which are not revoked will be voted at the Meeting in accordance with instructions contained therein.

If a Proxy Card is signed and returned without instructions, the shares will be voted FOR the election of each nominee for director named in this Proxy Statement (Proposal 1) and FOR the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 (Proposal 4). However, a blank proxy will be counted as votes AGAINST the increase in authorized common stock and AGAINST the 2017 Plan (Proposal 2 and 3, respectively).

Voting

Most beneficial owners whose stock is held in street name do not receive the Proxy Card. Instead, they receive voting instruction forms or proxy ballots from their bank, broker or other agent. Beneficial owners should follow the instructions on the voter instruction form or proxy ballot they receive from their bank, broker or other agent.

Our Board of Directors has selected Frank E. Celli and Brian C. Essman, and each of them, to serve as “Proxyholders” for the Meeting. Proxy Cards which are not revoked will be voted at the Meeting in accordance with instructions contained therein.

Revocation of Proxy

A stockholder who so desires may revoke its previously submitted Proxy Card at any time before it is voted at the Meeting by: (i) delivering written notice to us at BioHiTech Global, Inc., 80 Red Schoolhouse Road, Suite 101, Chestnut Ridge, NY 10977, c/o Robert Joyce, Secretary; (ii) duly executing and delivering a Proxy Card bearing a later date; or (iii) casting a ballot at the Meeting. Attendance at the Meeting will not in and of itself constitute a revocation of a proxy.

Voting on Other Matters

The Board of Directors knows of no other matters that are to be brought before the Meeting other than as set forth in the Notice of Meeting. If any other matters properly come before the Meeting, the persons named in the enclosed Proxy Card or their substitutes will vote in accordance with their best judgment on such matters.

Record Date; Shares Outstanding and Entitled to Vote

Only stockholders as of the close of business on March 22, 2017 (the “Record Date”), are entitled to notice of and to vote at the Meeting. As of the Record Date, there were 8,229,712 shares of our common stock outstanding and entitled to vote, with each share entitled to one vote. See “Beneficial Ownership of Company Common Stock By Directors, Officers and Principal Stockholders” for information regarding the beneficial ownership of our common stock by our current directors, executive officers and stockholders known to us to beneficially own five percent (5%) or more of our common stock.

Quorum; Required Votes

The presence at the Meeting, in person or by duly authorized proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote constitutes a quorum for this Meeting.

Abstentions and “broker non-votes” are counted as present for purposes of determining whether a quorum exists. A “broker non-vote” occurs when a nominee such as a bank, broker or other agent holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner.

Under the rules of various national and regional securities exchanges, nominees have such discretion to vote absent instructions with respect to certain “routine” matters, such as Proposal 4, the ratification of independent auditors, but not with respect to matters that are considered “non-routine,” such as the election of directors, the amendment of the Certificate of Incorporation, or the adoption of the Plan. Accordingly, without voting instructions from you, your broker will not be able to vote your shares on Proposals 1, 2 and 3.

Each share of BioHiTech common stock entitles the holder to one vote on each matter presented for stockholder action. The affirmative vote of a plurality of the votes cast in person or represented by proxy at the Meeting is necessary for the election of the six (6) nominees named in this Proxy Statement (Proposal 1). The affirmative vote of a majority of the shares of the Company’s common stock outstanding as of the Record Date present in person or represented by proxy at the Meeting is necessary for the approval of the increase in the number of the Company’s authorized common stock (Proposal 2) and the adoption of the 2017 Executive Equity Option Plan (Proposal 3). The affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Meeting is necessary for the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016 (Proposal 4).

Since the affirmative vote of a plurality of votes cast in person or represented by proxy at the Meeting is required for Proposal 1, abstentions and “broker non-votes” will have no effect on the outcome of such election. Since the affirmative vote of a majority of shares outstanding is required for Proposals 2 and 3, abstentions and “broker non-votes” will be counted against such elections. Since the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Meeting is necessary for the approval of Proposal 4, abstentions will have the same effect as a negative vote, but “broker non-votes” will have no effect on the outcome of the voting for Proposal 4.

An inspector of elections appointed by us will tabulate votes at the Meeting.

Proxy Solicitation; Expenses

BioHiTech will bear the costs of the solicitation of proxies for the Meeting. Our directors, officers and employees may solicit proxies from stockholders by mail, telephone, telegram, e-mail, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of our common stock held of record by them and such parties will be reimbursed for their reasonable expenses.

List of Stockholders

In accordance with the Delaware General Corporation Law (the “DGCL”), a list of stockholders entitled to vote at the Meeting will be available at the Meeting and for ten days prior to the Meeting, for any purpose germane to the Meeting, between the hours of 10:00 a.m. and 5:00 p.m., local time, at our offices at 80 Red Schoolhouse Road, Suite 101, Chestnut Ridge, NY 10977.

Voting Confidentiality

Proxy Cards, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed to unrelated third parties except as required by law.

Appraisal Rights

Stockholders will have no rights of appraisal under the DGCL in connection with the proposals to be considered at the Meeting.

IT IS DESIRABLE THAT AS LARGE A PROPORTION AS POSSIBLE OF THE STOCKHOLDERS’ INTERESTS BE REPRESENTED AT THE MEETING. THEREFORE, EVEN IF YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD TO ENSURE THAT YOUR STOCK WILL BE REPRESENTED. IF YOU ARE PRESENT AT THE MEETING AND DESIRE TO DO SO, YOU MAY WITHDRAW YOUR PROXY CARD AND VOTE IN PERSON BY GIVING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY. YOUR PRESENCE AT THE MEETING WILL NOT AUTOMATICALLY REVOKE YOUR PROXY CARD. PLEASE RETURN YOUR EXECUTED PROXY CARD PROMPTLY.

BENEFICIAL OWNERSHIP OF COMPANY COMMON STOCK BY
DIRECTORS, OFFICERS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of March 22, 2017, certain information regarding the beneficial ownership of the common stock outstanding by (i) each person known to us to own or control five percent (5%) or more of our common stock, (ii) each of our current directors and nominees, (iii) each of our current “Named Executive Officers” (as defined in Item 402(a)(3) of Regulation S-K), and (iv) our current Named Executive Officers and directors and nominees as a group. Unless otherwise indicated, each person named in the table below has sole voting and investment power with respect to the shares beneficially owned. Unless otherwise indicated, the address of each person named in the table below is c/o BioHiTech Global, Inc., 80 Red Schoolhouse Road Chestnut Ridge, NY 10977.

Shareholder(a)	Beneficial Ownership(b)	Percent of Class(c)
Frank E. Celli(1)	2,634,292	27.53%
Robert A. Joyce(2)	364,757	4.40%
Harriet Hentges(3)	9,375	0.11%
Robert A. Graham(4)	809,252	9.82%
James D. Chambers(5)	1,114,273	13.15%
Douglas M. VanOort(6)	900,004	10.85%
Officers and Directors as a Group (8 persons)(7)	4,941,323	49.88%
Other 5% or Greater Shareholders:
John P. Glauda	974,840	11.85%
Robert Gower	899,595	10.93%
Conundrum Capital Partners LLC(8)	890,629	10.75%
Vincent Paolino(9)	875,613	9.78%
Chun I. Koh(10)	816,941	9.83%
Penn Venture Partners, L.P.	799,877	9.72%

(a)	The address for all officers, directors and beneficial owners is 80 Red Schoolhouse Road, Suite 101, Chestnut Ridge, NY 10977.
(b)	The Series A convertible debt beneficially held by Messrs. Celli, Joyce, Chambers, VanOort, Koh and Conundrum Capital Partners LLC (“CCP”) is convertible at the lower of $3.75 per share or several other amounts that are the result of a future event. For purposes of this table, the conversion rate of $3.75 has been utilized, as it is available to the holders as of February 28, 2017. The Series B convertible debt beneficially held by Messrs. Paolino, Chambers and Celli is convertible at the lower of $2.75 per share or several other amounts that are the result of a future event. For purposes of this table, the conversion rate of $2.75 has been utilized, as it is available to the holders as of February 28, 2017. Warrants, if any, related to the aforementioned convertible debt have also been assumed exercised for purposes of this table. Options and restricted stock units, to the extent that they are vested or will be vested within 60 days of this table, are also considered exercised.
(c)	Based upon 8,229,712 shares of common stock outstanding as of March 15, 2017, as adjusted for the conversion of debt and the exercise of warrants, options and restricted stock units, if any, for the individual or entity identified.
(1)	Shares include 670,303 resulting from the conversion of debt and 670,303 resulting from the exercise of warrants.
(2)	Shares include 31,515 resulting from the conversion of debt and 31,515 resulting from the exercise of warrants.
(3)	Shares include 9,375 resulting from the exercise of vested options.
(4)	Includes 799,877 shares held by Penn Venture Partners, L.P. over which Mr. Graham holds voting and dispositive power. The address for Penn Venture Partners, L.P. is 132 State Street, Harrisburg, Pennsylvania 17101. Shares also include 9,375 resulting from the exercise of vested options.

(5)	Shares include 32,451 shares held directly, 9,375 resulting from the exercise of vested options, 90,909 shares resulting from the conversion of debt and 90,909 resulting from the exercise of warrants. Shares also include those held by CCP over which Mr. Chambers holds shared voting and dispositive power, which are comprised of 837,296 shares held directly, 26,667 shares resulting from the conversion of debt and 26,666 resulting from the exercise of warrants. The address for CCP is 317 Eatons Landing Drive, Annapolis, Maryland 21401.
(6)	Includes 837,296 shares held by CCP over which Mr. VanOort holds shared voting and dispositive power. In addition, shares include 26,667 resulting from the conversion of debt and 26,666 resulting from the exercise of warrants by CCP. Shares also include 9,375 resulting from the exercise of vested options.
(7)	Includes shares and the result of conversions and exercises in notes (1) to (6), less the impact of CCP which is presented as an element of Messrs. Chambers’ and VanOort’s holdings due to shared voting and dispositive power.
(8)	Shares include 26,667 resulting from the conversion of debt and 26,666 resulting from the exercise of warrants.
(9)	Shares include 363,636 shares resulting from the conversion of debt and 363,636 resulting from the exercise of warrants.
(10)	Shares include 80,000 resulting from the conversion of debt held by Bio Hitech International, Inc. over which Mr. Koh has control.

PROPOSAL 1
ELECTION OF DIRECTORS

Our Bylaws provide that our Board of Directors will consist of not less than one (1) member, with such number to be fixed by the Board of Directors or the Shareholders. Our Board of Directors have selected the six (6) nominees for directors that are listed in this Proxy Statement for election at the Meeting.

Our directors are elected annually at the Annual Meeting of Stockholders. Their respective terms of office continue until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified in accordance with our Bylaws. There are no family relationships among any of our directors, nominees for director or executive officers.

Except as otherwise specified or in the case of broker non-votes, each Proxy Card received will be voted for the election of the five nominees for director named below to serve until the next Annual Meeting of Stockholders and until their successors shall have been duly elected and qualified. Each of the nominees named below has consented to be named a nominee in this Proxy Statement and to serve as a director, if elected. Should any nominee become unable or unwilling to accept a nomination for election, the persons named in the enclosed Proxy Card will vote for the election of a nominee designated by the Board of Directors or will vote for such lesser number of directors as may be prescribed by the Board of Directors in accordance with our Bylaws.

When considering whether directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the Company’s business and structure, the Board of Directors focused primarily on the information discussed in each of the nominee’s individual biographies set forth below, which contains information regarding the person’s service as a director, business experience and director positions held currently or at any time during the last five years.

The age and principal occupation for the past five years of each person nominated as a director is set forth below:

Name	Age	Position
Frank E. Celli	46	Chairman and Chief Executive Officer
James D. Chambers	60	Director
Tony Fuller	59	Director
Robert A. Graham	57	Director
Harriet Hentges	76	Director
Douglas M. VanOort	61	Director

The Company’s executive officers and directors are elected biannually and serve until their term expires.

Frank E. Celli, 46, Chief Executive Officer, Chairman

Mr. Celli has over 25 years of waste industry experience. Mr. Celli joined BioHiTech America in 2008. Prior thereto and until 2007, Mr. Celli was co-founder and Chief Executive Officer of Interstate Waste Services, during which time that company achieved growth of over $150 million in revenue. During his time at Interstate Waste he was responsible for all aspects of the business including collection, recycling, landfills and emerging technologies. After selling his interests in Interstate Waste, Mr. Celli transitioned to BioHiTech. He also serves as a director and officer of Entsorga West Virginia (“EVA”), an entity that BioHiTech has recently executed an agreement to acquire an interest in, that is currently developing one of the first Mechanical Biological Treatment facilities in the United States. Mr. Celli is also the chairman of the board of Apple Valley Waste Services, Inc., an entity also related to EVA. Mr. Celli earned a Bachelors of Science from Pace University’s Lubin School of Business in 1992.

James D. Chambers, 60, Director

Mr. Chambers has been involved with BioHiTech since 2008 as an investor, advisor and board member. For the past 15 years, Mr. Chambers has been a private investor and management consultant. Prior thereto and from January 1997 to September 2000, Mr. Chambers served as President of Business Services, Senior Vice President of Marketing and Business Development, and Vice President of Administration of

Quest Diagnostics, Inc. Prior thereto and from June 1986 to January 1997, Mr. Chambers served in several executive positions in the US and abroad at Corning Incorporated. Mr. Chambers Earned his BA at Dickinson College in History and Political Science, and his MBA in Finance at Southern Methodist University, as well as a Masters in International Management from the Thunderbird School of International Management. Mr. Chambers has more than 35 years’ experience in diverse industries, functions, and geographic locations.

Tony Fuller, 59, Director

On February 6, 2017, Anthony Fuller joined the Board of Directors of BioHiTech. Prior to joining the Board, Mr. Fuller spent nearly thirty years as an executive of Wal-Mart Stores, Inc. (“Walmart”) most recently as Senior Vice President where he served until August 2013. For over 20 years, Mr. Fuller led the teams which provided both property management and maintenance for Walmart’s global portfolio of properties. During that time, Walmart’s portfolio grew from under 1,000 stores in 20 states in the United States, to over 10,000 stores in all fifty states, and 23 countries around the world with capital investment reaching $2 billion per year. Mr. Fuller served as the chairman of the real estate transaction committee and real estate finance committee. Simultaneously therewith and since 2006, Mr. Fuller has been a member of REAP (Real Estate Associate Program), an organization opening opportunities for minorities in commercial real estate and from 2006 to 2014, Mr. Fuller served on its Board. Mr. Fuller has served as a member of the Board of Advisors of Global Healthcare Capital, LLC, a leading healthcare investor and asset manager for opportunities in the US, Europe, Asia and Australia. Mr. Fuller received his BS in Agricultural Economics from Arkansas State University and his JD from the University of Arkansas.

Robert A. Graham, 57, Director

Mr. Graham joined BioHiTech as a Director in October 2013. Simultaneously therewith and from 2010, Mr. Graham has served as Managing Director of the Management Company of Penn Venture Partners, L.P. Mr. Graham has over 25 years of operational and financial executive management experience including extensive experience in the acquisitions and sales of companies. Prior thereto and from 2008 to 2010, Mr. Graham served as President of RG Consulting, a financial and management consulting company. Prior thereto and from 2001 to 2008, Mr. Graham served eight years as President and Chief Executive Officer of Dorland Healthcare Information. He also served as the Executive Vice-President and Chief Financial Officer of Broadreach Consulting from 1998 to 2000 and was Vice President of Finance and Chief Operating Officer of Legal Communications, Ltd. from 1989 to 1998. He started his career in the finance department of Transport International Pool where he held various financial positions, the final of which was as Assistant Controller before he left in 1988. He received his Masters of Business Administration with a concentration in Finance from Saint Joseph’s University and a B.A. from LaSalle University.

Harriet Hentges, 76, Director

Ms. Hentges joined BioHiTech as Director in August 2015. She simultaneously serves as the president of Hentges Associates, an advisory firm on sustainability and corporate responsibility. Prior to starting Hentges Associates in 2014, she was a principal in Hentges Kahn & Strauss (HKS) LLC, a consulting practice for food producers, manufactures and grocery retailers aimed at fostering a more sustainable food system. Ms. Hentges has held key posts in strategy development and implementation at Sears Roebuck, Wal-Mart and Ahold USA. At Sears World Trade, she created the Planning and Research capability for the startup company. Ms. Hentges received a doctorate in International Economics from Johns Hopkins University and is an adjunct professor at Georgetown University, teaching a graduate course in corporate responsibility and sustainability.

Douglas M. VanOort, 61, Director

Mr. Van Oort joined the Board of Directors of BioHiTech in August 2015. Simultaneously therewith, and since 2009 Mr. Van Oort has served as the Chairman and Chief Executive Officer of NeoGenomics. From 1982 to 1995, Mr. Van Oort served in various positions at Corning Incorporated an ultimately held the position of Executive Vice President and CFO of Corning Life Sciences, Inc. In 1995, Corning Incorporated spun off Corning Life Sciences, Inc. into two companies, Quest Diagnostics and Covance, Inc. Mr. Van Oort serves as a member of the board of directors of several privately held companies. In addition, since 2000, Mr. Van Oort is the Co-Owner of Vision Ace Hardware, LLC, a retail hardware chain. Mr. Van Oort is a graduate of Bentley University.

The affirmative vote of a plurality of the votes cast in person or by proxy at the Meeting is necessary for the election as directors of the six (6) nominees named in this Proxy Statement (assuming a quorum of a majority of the outstanding shares of common stock is present).

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE ABOVE-NAMED DIRECTOR NOMINEES.

GOVERNANCE OF THE COMPANY

Corporate Governance

Our Board of Directors is committed to sound and effective corporate governance practices. The Company’s management and our Board of Directors reviewed our corporate governance practices in light of the Sarbanes-Oxley Act of 2002. Based on that review, the Board of Directors maintains codes of ethics and conduct, corporate governance guidelines, committee charters, complaint procedures for accounting and auditing matters and an Audit Committee pre-approval policy.

Code of Ethics

The Company has adopted a policy statement entitled Code of Ethics that applies to its chief executive officer and senior financial officers and staff. In the event that an amendment to, or a waiver from, a provision of the Code of Ethics is made or granted, the Company has posted such information on its web site, www.biohitechglobal.com. A copy of the Company’s Code of Ethics has been filed as Exhibit 14.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

During fiscal 2016, the Board of Directors held two meetings and acted by unanimous written consent in lieu of a meeting four times. During fiscal 2016, all of the directors then in office attended 100% of the total number of meetings of the Board of Directors and the Committees of the Board of Directors on which they served. The Company does not have a formal policy as to Board of Directors attendance at our Annual Meetings of Stockholders.

Board Leadership Structure

The Company believes that board independence is an important aspect of corporate governance and two members of its Board of Directors are independent. In addition, our independent directors hold periodically scheduled meetings, at which only independent directors are present. The Board of Directors believes that this leadership structure is appropriate for our Company, given the size and scope of our business, the experience and active involvement of our independent directors and our corporate governance practices, which include regular communication with and interaction between and among the Chairman and Chief Executive Officer, Chief Financial Officer, and the independent directors.

Board Role in Risk Oversight

Management is responsible for the day-to-day management of risks the Company faces, while the Board of Directors, as a whole and through its committees, provides risk oversight. In its risk oversight role, the Board of Directors must satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed, including assessing major risk factors relating to the Company and its performance, and reviewing measures to address and mitigate risks. While the full Board of Directors is charged with overseeing risk management, various committees of the Board of Directors and members of management also have responsibilities with respect to our risk oversight. In particular, the Audit Committee plays a large role in monitoring and assessing our financial, legal and operational risks, and receives regular reports from the management team regarding comprehensive organizational risk as well as particular areas of concern.

Director Independence

The Board of Directors has evaluated each of its directors’ independence from BioHiTech based on the definition of “independence” established by NASDAQ and has determined that Mer. Fuller and Ms. Hentges are independent directors. In its review of each director’s independence from the Company, the Board of Directors reviewed whether any transactions or relationships currently exist or existed during the past year between each director and the Company and its subsidiaries, affiliates, equity investors or independent registered public accounting firm. The Board of Directors also examined whether there were any transactions or relationships between each director and members of the senior management of the Company or their affiliates.

Stockholder Communications

Stockholders may send communications to our Board of Directors or any committee thereof by writing to the Board of Directors or any committee thereof at BioHiTech Global, Inc., Attention: Secretary, 80 Red Schoolhouse Road, Suite 101, Chestnut Ridge, NY 10977. The Secretary will distribute all stockholder communications to the intended recipients and/or distribute to the entire Board of Directors, as appropriate.

In addition, stockholders may also contact the non-management directors as a group or any individual director by writing to the non-management directors or the individual director, as applicable, at BioHiTech Global, Inc., 80 Red Schoolhouse Road, Suite 101, Chestnut Ridge, NY 10977.

Complaint Procedures

Complaints and concerns about accounting, internal accounting controls or auditing or related matters pertaining to the Company may be submitted by writing to the Chairman of the Audit Committee as follows: BioHiTech Global, Inc., Attention: Chairman of the Audit Committee, 80 Red Schoolhouse Road, Suite 101, Chestnut Ridge, NY 10977. Complaints may be submitted on a confidential and anonymous basis by sending them in a sealed envelope marked “Confidential.”

Audit Committee

The Audit Committee is responsible for the oversight and evaluation of (i) the qualifications, independence and performance of our independent auditors; (ii) the performance of our internal audit function; and (iii) the quality and integrity of our financial statements and the effectiveness of our internal control over financial reporting. In addition, the Audit Committee recommends to the Board of Directors the appointment of independent auditors and analyzes the reports and recommendations of such auditors. The Audit Committee also assesses major risk factors relating to the Company and its performance, and reviews measures to address and mitigate financial, legal and operational risks. The committee also prepares the Audit Committee report required by the rules of the U.S. Securities and Exchange Commission (the “SEC”), which is included in this Proxy Statement beginning on page 1.

Our Audit Committee is currently comprised of Messrs. Graham and VanOort, with Mr. Graham serving as the Chairman. The Board of Directors has determined that Mr. Graham qualifies as an audit committee financial expert (as such term is defined under the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder) and that his simultaneous service on the audit committees of more than two other public companies does not impair his ability to effectively serve on the Company’s Audit Committee.

During fiscal 2016, the Audit Committee held four meetings.

The Compensation Committee reviews recommendations for executive compensation, including incentive compensation and stock incentive plans and makes recommendations to the Board of Directors concerning levels of compensation of our executive officers and other key managerial personnel as well as the adoption of incentive and stock plans.

The Compensation Committee has the authority to retain or obtain advice from, as well as determine the appropriate compensation of, such compensation consultants, outside counsel and other advisors as the Compensation Committee, in its sole discretion, may deem appropriate.

Our Compensation Committee is currently comprised of Messrs. Chambers and Celli and Ms. Hentges, with Mr. Chambers. Ms. Hentges was determined by the Board of Directors to be independent of the Company based on NASDAQ’s definition of “independence”. The Compensation Committee does not formally meet on a regular basis, but only as circumstances require. During fiscal 2016, the Compensation Committee held one meeting and also held numerous informal discussions.

Executive Compensation of Directors

At this time, directors receive no cash remuneration for their services as directors of the Company. The Company reimburses directors for expenses incurred in their service to the Board of Directors. In March 2016, each director was granted stock options as presented below.

Summary of Executive Compensation Plans

Key Employee Incentive Compensation.

The Company has an incentive compensation plan for certain key employees. The incentive compensation plan provides for annual bonus payments based upon achievement of certain corporate objectives as determined by the Company’s Board of Directors. During 2016 and 2015, the Company did not pay any bonus pursuant to the incentive compensation plan, however in 2016 awarded stock based compensation to certain employees pursuant to the 2015 Equity Incentive Plan.

2015 Equity Incentive Plan

On August 3, 2015, the Board and a majority of the Company’s shareholders adopted the BioHiTech Global, Inc. 2015 Equity Incentive Plan (“2015 Plan”). The Company has reserved 750,000 shares of common stock for issuance under the terms of the Company’s 2015 Incentive Plan. The 2015 Plan is intended to promote the interests of the Company by attracting and retaining employees, including key employees, consultants, directors, officers and independent contractors (collectively referred to as the “Participants”), and enabling such Participants to participate in the long-term growth and financial success of the Company. Under the 2015 Plan, the Company may grant stock options, which are intended to qualify as “incentive stock options” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Incentive Stock Options”), non-qualified stock options (the “Nonqualified Stock Options”), stock appreciation rights (“SARs”) restricted stock units (“RSUs”) and restricted stock awards (the “Restricted Stock Awards”), which are restricted shares of common stock (the Incentive Stock Options, the Nonqualified Stock Options, the SARs, RSUs and the Restricted Stock Awards are collectively referred to as “Incentive Awards”). Incentive Awards may be granted pursuant to the 2015 Plan for 10 years from the Effective Date.

2017 Executive Equity Incentive Plan

On January 25, 2017 the Board, subject to future shareholder approval, adopted the BioHiTech Global 2017 Executive Equity Incentive Plan (“2017 Plan”) to encourage and enable selected, eligible Directors and Executive Officers of the Company and its Affiliates to acquire or to increase their holdings of Common Stock and other equity-based interests in the Company in order to promote a closer identification of their interests with those of the Company and its shareholders, and to provide flexibility to the Company in its ability to motivate, attract and retain the services of Participants upon whose judgment, interest and special effort the successful conduct of its operation largely depends. These purposes may be carried out through the granting of Awards to selected Participants, including the granting of Options in the form of Incentive Stock Options and/or Nonqualified Options; SARs in the form of Freestanding SARs and/or Related SARs; Restricted Awards in the form of Restricted Stock Awards and/or Restricted Stock Units; and/or Other Stock-Based Awards. The 2017 Plan, if approved by the shareholders, allows for the maximum aggregate number of shares of common stock that may be issued pursuant to awards granted initially shall not exceed 1,000,000 shares.

Compensation Objectives

We believe that the compensation programs for the Company’s NEOs should reflect the Company’s performance and the value created for the Company’s stockholders. In addition, the compensation programs should support the short-term and long-term strategic goals and values of the Company, and should reward individual contributions to the Company’s success. Our compensation plans are consequently designed to link individual rewards with Company’s performance by applying objective, quantitative factors including the Company’s own business performance and general economic factors. We also rely upon subjective, qualitative factors such as technical expertise, leadership and management skills, when structuring executive compensation in a manner consistent with our compensation philosophy.

Determination of Compensation

The Company’s executive compensation program for the named executive officers (NEOs) is administered by the Compensation Committee of the Board of Directors. The Committee makes independent decisions about all aspects of NEO compensation, and takes into account compensation data and benchmarks for comparable positions and companies in different applicable geographical areas.

Employment Agreements

Effective October 4, 2013, the Company and Frank E. Celli, its Chief Executive Officer agreed that Mr. Celli would serve as Chief Executive Officer at an annual salary of $200,000, increased to $300,000 effective March 1, 2016, and would be eligible for participation in equity incentive plans, when formed, and a discretionary performance bonus. Mr. Celli will also receive customary benefits including health, life and disability insurance benefits. The agreement was for an initial three-year period that automatically renews for an additional one-year periods.

Effective October 4, 2013, the Company and Robert Joyce, its Chief Operating Officer agreed that Mr. Joyce would serve as Chief Operating Officer at an annual salary of $250,000, increased to $265,000 effective March 1, 2016, would be eligible for participation in equity incentive plans, when formed, and a discretionary performance bonus. Mr. Joyce will also receive customary benefits including health, life and disability insurance benefits. The agreement was for an initial two-year period that automatically renews for an additional one-year periods.

Effective November 2, 2015, the Company and Brian C. Essman, its Chief Financial Officer agreed that Mr. Essman would serve as Chief Financial Officer at an annual salary of $210,000, a grant of 82,500 restricted shares under the BioHiTech Global, Inc. 2015 Equity Incentive Plan and be eligible for a performance bonus up to 35% of base annual salary. Mr. Essman will also receive customary benefits including health, life and disability insurance benefits. The agreement is for an initial two-year period that automatically renews for one-year periods.

Effective October 7, 2013, the Company and William Kratzer, its Chief Technology Officer agreed that Mr. Kratzer would serve as Chief Technology Officer at an annual salary of $125,000, increased to $150,000 effective March 1, 2016, and would be eligible for participation in equity incentive plans, when formed, and a discretionary performance bonus. Mr. Kratzer will also receive customary benefits including health, life and disability insurance benefits. The agreement was for an initial two-year period that automatically renews for an additional one-year periods.

COMPENSATION OF DIRECTORS

At this time, directors receive no cash remuneration for their services as directors of the Company. The Company reimburses directors for expenses incurred in their service to the Board of Directors. In March 2016, each director was granted stock options as presented below.

Compensation of Directors for the Year Ended December 31, 2016

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
(a)	(b)	(c)	(d)	(e)	(g)	(h)
Frank E. Celli(1)	—	—	—	—	—	—
James D. Chambers(3)	—	—	$26,620	—	—	$26,620
Tony Fuller(2)	—	—	—	—	—	—
Robert A. Graham(3)	—	—	26,620	—	—	26,620
Harriet Hentges(3)	—	—	26,620	—	—	26,620
Douglas VanOort(3)	—	—	26,620	—	—	26,620

(1)	Mr. Celli is also the CEO and receives no compensation as a director.
(2)	Mr. Fuller became a director on February 6, 2017.
(3)	Each of Director Chambers, Graham, Hentges and VanOort were awarded options for 18,750 shares of common stock at $3.75 per share vesting ¼th on the date of the grant, March 1, 2016, and ¼th on each of March 1, 2017, 2018 and 2019.

EXECUTIVE OFFICERS

The following table sets forth the name, age and position of each of our executive officers as of the date hereof. Our executive officers are appointed by and serve at the discretion of the Board of Directors of BioHiTech.

Name	Age	Position
Frank E. Celli	46	Chairman and Chief Executive Officer
Robert A. Joyce	57	Chief Operating Officer
Brian C. Essman	58	Chief Financial Officer
William M. Kratzer	44	Chief Technology Officer

The Company’s executive officers and directors are elected biannually and serve until their term expires.

Frank E. Celli, Please see “Director Biographies” above.

Robert A. Joyce, 57, Chief Operating Officer

Mr. Joyce joined BioHiTech in October 2013 as its Chief Operating Officer. Prior thereto and prior to 1998, Mr. Joyce held technical, sales and management roles at Sun Microsystems and Arthur D. Little, Inc., Mr. Joyce served as the Chief Executive Officer of Perfect Order, Inc. a software and services company, from 1998 until it was acquired by Versatile Systems in 2005, for whom Mr. Joyce went on to serve as President.

Brian C. Essman, 58, Chief Financial Officer

Mr. Essman joined BioHiTech in November 2015 as its Chief Financial Officer. Prior thereto, from 1997 through 2014, Mr. Essman held various senior executive management positions with Data Communiqué, Inc. a Havas company where he most recently held the position of Chief Executive Officer. From 2004 to 2007, Mr. Essman was Data Communiqué’s Chief Operating Officer/Chief Financial Officer and from 1997 to 2004 was the Chief Financial Officer. Prior thereto, Mr. Essman was the Chief Financial Officer at a Fidelity Investments Private Equity operating company and a Senior Manager and CPA at PricewaterhouseCoopers. Mr. Essman graduated with a BS in Accounting with High Honors from Boston College’s School of Management.

William M. Kratzer, 44, Chief Technology Officer

Mr. Kratzer joined the company in October 2013 as its Chief Technology Officer. Mr. Kratzer is a 20-year veteran of the IT field with extensive experience in large-scale web-infrastructure, machine-to-machine computing, and mobile touch devices. From 2001 to 2013, Mr. Kratzer held multiple titles at Versatile Systems, Inc. including Chief Software Architect. From 1999 to 2001 he served as Lead Software Engineer at Everybook, Inc. Prior to Everybook, Inc., and from 1995 to 1999, Mr. Kratzer served as a systems analyst for Tyco Electronics. He holds a Bachelors degree in Computer Science and Engineering from Pennsylvania State University.

PROPOSAL 2 — APPROVE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION
TO INCREASE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

At the 2017 Annual Meeting, we will ask our stockholders to approve the amendment to our Certificate of Incorporation to increase the number of authorized shares of Common Stock. On January 25, 2017, the Board of Directors has approved a proposal to amend BioHiTech’s Certificate of Incorporation to increase the number of authorized shares of our Common Stock from 20,000,000 to 50,000,000. The number of authorized shares of preferred stock will remain the same at 10,000,000 shares. On March 22, 2017, there were 8,229,712 shares of our Common Stock issued and outstanding, and 1,750,000 shares of our Common Stock reserved for issuance. Accordingly, approximately 10,020,288 of the total number of shares of Common Stock currently authorized remain available for issuance or may be reserved for issuance.

Form of the Amendment

The proposed amendment (the “Amendment”) would amend and restate Article IV, Section (a) of our Certificate of Incorporation to read in its entirety as follows:

“1. Capital Stock.  The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is sixty million (60,000,000) shares, divided into: (1) fifty million (50,000,000) shares, par value $0.001 per share, of common stock (the “Common Stock”); and (ii) ten million (10,000,000) shares, par value $0.001 per share, of preferred stock (the “Preferred Stock”).”

The only changes that would be made to the first paragraph of Article IV, as currently in effect, would be to increase the total number of shares of Common Stock that we may issue from twenty million (20,000,000) shares to fifty million (50,000,000) shares and to reflect a corresponding increase in the aggregate number of shares of capital stock of all classes that may be issued from thirty million (30,000,000) shares to 60 million (60,000,000) shares.

Purpose of the Amendment

The Board of Directors believes it is in the best interest of BioHiTech to increase the number of authorized shares of our Common Stock in order to give BioHiTech greater flexibility in considering and planning for future general corporate needs, including, but not limited to, stock dividends, grants under equity compensation plans, stock splits, financings, potential strategic transactions, as well as other general corporate transactions. The Board of Directors believes that additional authorized shares of Common Stock will enable BioHiTech to take timely advantage of market conditions and favorable financing and acquisition opportunities that become available to the Company without the delay and expense associated with convening a special meeting of BioHiTech’s stockholders.

BioHiTech has no current plan, commitment, arrangement, understanding or agreement regarding the issuance of the additional shares of Common Stock that will result from BioHiTech’s adoption of the Amendment. Except as otherwise required by law, the newly authorized shares of Common Stock will be available for issuance at the discretion of the Board of Directors without further stockholder approval.

Rights of Additional Authorized Shares

Any newly authorized shares of Common Stock will be identical to the shares of Common Stock now authorized and outstanding. The Amendment will not affect the rights of current holders of BioHiTech’s Common Stock, none of whom have preemptive or similar rights to acquire the newly authorized shares.

Potential Adverse Effects of the Amendment

While adoption of the Amendment would not have any immediate dilutive effect on the proportionate voting power or other rights of BioHiTech’s existing stockholders, any future issuance of additional authorized shares of our Common Stock may, among other things, dilute the earnings per share of Common Stock and the equity and voting rights of those holding Common Stock at the time the additional shares are issued.

In addition to the general corporate purposes mentioned above, an increase in the number of authorized shares of our Common Stock may make it more difficult to, or discourage an attempt to, obtain control of BioHiTech by means of a takeover bid that the Board of Directors determines is not in the best interest of BioHiTech and its stockholders. However, the Board of Directors does not intend or view the proposed increase in the number of authorized shares of our Common Stock as an anti-takeover measure and is not aware of any attempt or plan to obtain control of BioHiTech.

Effectiveness of Amendment

If the proposed Amendment is adopted, it will become effective upon the filing of a certificate of amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware.

RECOMMENDATION OF THE BOARD OF DIRECTORS

BIOHITECH’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

PROPOSAL 3 — APPROVE THE 2017 EXECUTIVE EQUITY INCENTIVE PLAN

At the 2017 Annual Meeting, we will ask our stockholders to approve our 2017 Executive Equity Incentive Plan. On January 25, 2017, our Board of Directors approved the BioHiTech Global, Inc. Executive Equity Incentive Plan, hereinafter referred to as our “2017 Plan.”

A copy of the 2017 Plan is attached hereto as Appendix A and is hereby incorporated into this Proxy Statement by reference. The following summary of key provisions of the 2017 Plan, as well as the other summaries and descriptions relating to the 2017 Plan contained elsewhere in this Proposal 3, are each qualified in their entirety by reference to the full text of the 2017 Plan. Any capitalized terms used in this summary, but not defined shall have the meanings ascribed to them in the 2017 Plan, unless otherwise expressly stated.

Purpose.  The purpose of our 2017 Plan is to assist us and our subsidiaries and other designated affiliates, which we refer to as “Related Entities,” in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to us or our Related Entities, by enabling such persons to acquire or increase a proprietary interest in our company in order to strengthen the mutuality of interests between such persons and our stockholders, and providing such persons with long term performance incentives to expend their maximum efforts in the creation of stockholder value.

Administration.  Our 2017 Plan is to be administered by the Board, or if the Board delegates, a committee designated by our Board of Directors consisting of not less than two directors, hereinafter referred to as the “Committee” consisting solely of independent directors, each of whom is intended to be, to the extent required by Rule 16b-3 under the Exchange Act, a non-employee director and will, at such times as we are subject to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and intend for awards to be treated as performance-based compensation for purposes of Section 162(m), qualify as an outside director for purposes of Section 162(m) of the Code.

Subject to the terms of our 2017 Plan, the Committee is authorized to select eligible persons to receive awards, determine the type, number and other terms and conditions of, and all other matters relating to, awards, prescribe award agreements (which need not be identical for each participant), and the rules and regulations for the administration of the 2017 Plan, construe and interpret the 2017 Plan and award agreements, and correct defects, supply omissions or reconcile inconsistencies therein, and make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of our 2017 Plan.

Eligibility.  The persons eligible to receive awards under our 2017 Plan are the officers, directors, senior employees.

Types of Awards.  Our 2017 Plan provides for the issuance of stock options, stock appreciation rights, or SARs, restricted stock, restricted stock units, reload options, and other stock-based awards. Performance awards may be based on the achievement of certain business or personal criteria or goals, as determined by the Committee.

Shares Available for Awards; Annual Per-Person Limitations.  The total number of shares of our Common Stock that may be subject to the granting of awards under our 2017 Plan is equal to 1,000,000 shares, all of which are currently available. The foregoing limit shall be increased by the number of shares with respect to which awards granted under our 2017 Plan are forfeited, expire or otherwise terminate without issuance of shares, or that are settled for cash or otherwise do not result in the issuance of shares.

Description of Awards

Stock Options and Stock Appreciation Rights.  The Committee is authorized to grant stock options, including both incentive stock options, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options and stock appreciation rights entitling the participant to receive the amount by which the fair market value of a share of Common Stock on the date of exercise exceeds the grant price of the stock appreciation right. The exercise price per share subject to an option and the grant price of a stock appreciation right are determined by the Committee, but must not be less than the fair market value of a share of common stock on the date of grant. For purposes of the 2017 Plan, the term “fair market value” means the fair market value of a share of common stock or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the fair market value of a share of common stock as of any given date shall be the closing sales price per share of our common stock as reported on the principal stock exchange or market on which the shares of common stock are traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported. The maximum term of each option or stock appreciation right, the times at which each option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised options or stock appreciation rights at or following termination of employment or other service generally are fixed by the Committee, except that no option or stock appreciation right may have a term exceeding ten years. Methods of exercise and settlement and other terms of the stock appreciation right are determined by the Committee. The Committee, thus, may permit the exercise price of options awarded under the Plan to be paid in cash, shares (including the withholding of shares otherwise deliverable pursuant to the award), other awards or other property (including loans to participants). Options may be exercised by payment of the exercise price in cash, shares of common stock or other property having a fair market value equal to the exercise price, as the Committee may determine from time to time.

Restricted Stock and Restricted Stock Units.  The Committee is authorized to grant restricted stock and restricted stock units. Restricted stock is a grant of shares of common stock which may not be sold or disposed of, and which shall be subject to such risks of forfeiture and other restrictions as the Committee may impose. A participant granted restricted stock generally has all of the rights of a stockholder of BioHiTech, unless otherwise determined by the Committee. An award of restricted stock units confers upon a participant the right to receive shares of common stock, cash equal to the fair market value of a specified number of shares of common stock, or a combination thereof, as determined by the Committee, at the end of a specified deferral period, subject to such risks of forfeiture and other restrictions as the Committee may impose. Prior to settlement, an award of restricted stock units carries no voting or dividend rights or other rights associated with share ownership.

Reload Options.  The Committee is authorized to issue “reload” options pursuant to which, subject to the terms and conditions established by the Committee, the participant will, either automatically or subject to subsequent Committee approval, be granted a new option when the payment of the exercise price of the original option, or the payment of tax withholdings, is made through the delivery to the Company of shares held by such participant. The reload option will be a fully vested option to purchase the number of shares provided as consideration for the exercise price and in payment of taxes in connection with the exercise of the original option, will have a per share exercise price equal to the fair market value of a share as of the date of exercise of the original option, and will otherwise have terms and conditions as contained in the original option. Reload options will only be granted to a participant who is exercising at least 50% of the number of shares under the option, if the market value of the common stock on the date of exercise of the option is greater than the price of the original option, and the participant is still an employee of the Company or its affiliate.

Other Stock-Based Awards.  The Committee is authorized to grant awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of Common Stock. The Committee determines the terms and conditions of such awards.

If and to the extent that the Committee determines that these provisions of the 2017 Plan are to be applicable to any award, one or more of the following business criteria for BioHiTech, on a consolidated basis, shall be used by the Committee in establishing performance goals for awards under the 2017 Plan: (i) revenues or sales; (ii) gross margins; (iii) earnings per share; (iv) product production or shipments;

(v) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (vi) net income; (vii) operating income; (viii) book value per share; (ix) return on shareholders’ equity; (x) return on investment; (xi) return on capital; (xii) capital raising and improvements in capital structure; (xiii) expense management; (xiv) operating margins; (xv) maintenance or improvement of gross margins or operating margins; (xvi) stock price or total shareholder return; (xvii) market share; (xviii) profitability; (xix) costs; (xx) cash flow or free cash flow; (xxi) working capital; (xxii) return on assets; (xxiii) economic wealth created, and/or (xxiv) strategic business criteria, based on meeting specified goals or objectives related to market penetration, geographic business expansion, cost targets, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, management of litigation, management of information technology, goals relating to acquisitions or divestitures of products, product lines, subsidiaries, affiliates or joint ventures, quality matrices, customer service matrices, execution of pre-approved corporate strategy and/or such other performance based factors deemed reasonable and appropriate by the Board. Any of the above goals may be determined on an absolute or relative basis (e.g. growth in earnings per share) or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of companies that are comparable to BioHiTech. The Committee shall exclude the impact of an event or occurrence, or otherwise make adjustments to the performance goals, which the Committee determines should appropriately be excluded, or made to avoid unanticipated results or to otherwise insure that the results are determined in a manner consistent with the intention of the Committee at the time it established the goals, including, without limitation, exclusions or adjustments for (i) restructurings, discontinued operations, extraordinary items and other unusual or non-recurring charges, (ii) a change in accounting standards required by generally accepted accounting principles or (iii) such other exclusions or adjustments that the Committee specifies at the time an award is granted.

Other Terms of Awards.  Awards may be settled in the form of cash, shares of common stock, other awards or other property, in the discretion of the Committee. The Committee may require or permit participants to defer the settlement of all or part of an Award in accordance with such terms and conditions as the Committee may establish, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The Committee may condition any payment relating to an award on the withholding of taxes and may provide that a portion of any shares of common stock or other property to be distributed will be withheld (or previously acquired shares of common stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under our 2017 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the Committee may, in its discretion, permit transfers for estate planning or other purposes subject to any applicable restrictions under Rule 16b-3 of the Exchange Act.

Awards under our 2017 Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may, however, grant awards in exchange for other awards under our 2017 Plan, awards under other BioHiTech plans, or other rights to payment from us, and may grant awards in addition to and in tandem with such other awards, rights or other awards.

Acceleration of Vesting; Change in Control.  The Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any award, and such accelerated exercisability, lapse, expiration and, if so provided in the award agreement or otherwise determined by the Committee, vesting shall occur in the case of a “change in control” of BioHiTech, as defined in our 2017 Plan. In addition, the Committee may provide in an award agreement that the performance goals relating to any performance award will be deemed to have been met upon the occurrence of any “change in control.”

Amendment and Termination.  Our Board of Directors may amend, alter, suspend, discontinue or terminate our 2017 Plan or the Committee’s authority to grant awards without further stockholder approval, except stockholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which our shares of common stock are then listed or quoted. Thus, stockholder approval may not necessarily be required for every amendment to our 2017 Plan. Our 2017 Plan will terminate at the earliest of (1) such time as no shares of common stock remain available for issuance under our 2017 Plan, (2) termination of our 2017 Plan by our Board of Directors or (3) the tenth anniversary of the effective date of the 2017 Plan. Awards outstanding upon expiration of our 2017 Plan shall remain in effect until they have been exercised or terminated or have expired.

Federal Income Tax Consequences of Awards.  The 2017 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Nonqualified Stock Options.  An optionee generally is not taxable upon the grant of a nonqualified stock option granted under the 2017 Plan. On exercise of a nonqualified stock option granted under the 2017 Plan an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of stock acquired that income will be subject to the withholding of Federal income tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and his or her holding period for those shares will begin on that date.

If an optionee pays for shares of stock on exercise of an option by delivering shares of BioHiTech’s stock, the optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the optionee’s tax basis in them. The optionee, however, will be taxed on the exercise of the option in the manner described above as if he or she had paid the exercise price in cash. If a separate identifiable stock certificate or other indicia of ownership is issued for that number of shares equal to the number of shares delivered on exercise of the option, the optionee’s tax basis in the shares represented by that certificate or other indicia of ownership will be equal to his or her tax basis in the shares delivered, and his or her holding period for those shares will include his or her holding period for the shares delivered. The optionee’s tax basis and holding period for the additional shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

BioHiTech generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for BioHiTech and is reasonable in amount, and either the employee includes that amount in income or BioHiTech timely satisfies its reporting requirements with respect to that amount.

Incentive Stock Options.  Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an Incentive Stock Option (“ISO”). In addition, if the optionee holds a share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, which we refer to as the “Required Holding Period,” the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, however, an optionee disposes of a share acquired on exercise of an ISO before the end of the Required Holding Period, which we refer to as a “Disqualifying Disposition,” the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

BioHiTech is not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired on exercise of an ISO after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, BioHiTech is allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for BioHiTech and is reasonable in amount, and either the employee includes that amount in income or BioHiTech timely satisfies its reporting requirements with respect to that amount.

Stock Awards.  Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is non-vested when it is received under the 2017 Plan (for example, if the recipient is required to be employed for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the stock award, equal to the excess, if any, of the fair market value of the stock on the date the stock award is granted over any amount paid by the recipient in exchange for the stock.

BioHiTech generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the recipient, provided that amount constitutes an ordinary and necessary business expense for BioHiTech, is reasonable in amount, and is not precluded by the deduction limitations imposed by Section 162(m) of the Code, and either the recipient includes that amount in income or BioHiTech timely satisfies its reporting requirements with respect to that amount.

Units.  The recipient of a Restricted Stock Unit (“RSU”) that provides for the payment of cash or the delivery of shares at a future date, will not recognize taxable income at the time of grant. The recipient will generally recognize taxable income, and if the recipient is an employee, be subject to withholding for income and employment taxes, when the payment of cash or the delivery of shares is actually made.

BioHiTech will generally be entitled to a corresponding deduction equal to the amount of income the recipient recognizes. The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired pursuant to the performance share, performance cash, performance unit or RSU awards will be the amount paid for such shares, if any, plus any ordinary income recognized when the stock is received. Upon the disposition of any such stock received, the difference between the sale price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year from the date as of which he or she would be required to recognize any compensation income.

Stock Appreciation Rights.  BioHiTech may grant Stock Appreciation Rights (“SARs”) separate from any other award, which we refer to as “Stand-Alone SARs,” or Tandem SARs, under the 2017 Plan. Generally, the recipient of a Stand-Alone SAR will not recognize any taxable income at the time the Stand-Alone SAR is granted.

With respect to Stand-Alone SARs, if the recipient receives the appreciation inherent in the SARs in cash, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the SARs in shares of stock, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the recipient for the stock.

With respect to Tandem SARs, if the recipient elects to surrender the underlying option in exchange for cash or shares of stock equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the Stand-Alone SARs. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option (discussed above), i.e., the recipient will recognize ordinary income for Federal tax purposes measured by the excess of the then fair market value of the shares of stock over the exercise price.

In general, there will be no Federal income tax deduction allowed to BioHiTech upon the grant or termination of Stand-Alone SARs or Tandem SARs. Upon the exercise of either a Stand-Alone SAR or a Tandem SAR, however, BioHiTech generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Reload Options.  Participant should recognize no income on the grant of any reload options. On exercise of a reload option, the tax consequences of the participant and the Company are the same as non-qualified stock options.

Section 162 Limitations.  Section 162(m) of the Code, generally disallows a public company’s tax deduction for compensation to covered employees in excess of $1 million in any tax year. Compensation that qualifies as “performance-based compensation” is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. We intend that awards granted to participants under the 2017 Plan whom the Committee expects to be covered employees at the time a deduction arises in connection with such awards, may, if and to the extent so intended by the Committee, be granted in a manner that will qualify as such “performance-based compensation,” so that such awards would not be subject to the Section 162(m) of the Code deductibility cap of $1 million. However, the Committee may, in its discretion, grant awards that are not intended to be exempt from the deduction limitations imposed by Section 162(m) of the Code. In addition, future changes in Section 162(m) of the Code or the regulations thereunder may adversely affect our ability to ensure that awards under the 2017 Plan will qualify as “performance-based compensation” that are fully deductible by us under Section 162(m) of the Code.

Section 409A of the Code.  The 2017 Plan is intended to comply with Section 409A of the Code to the extent that such section would apply to any award under the 2017 Plan. Section 409A of the Code governs the taxation of deferred compensation. Any participant that is granted an award that is deemed to be deferred compensation, such as a grant of RSUs that does not qualify for an exemption from Section 409A of the Code, and does not comply with Section 409A of the Code, could be subject to taxation on the award as soon as the award is no longer subject to a substantial risk of forfeiture (even if the award is not exercisable) and an additional 20% tax (and a further additional tax based upon an amount of interest determined under Section 409A of the Code) on the value of the award.

The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change.

RECOMMENDATION OF THE BOARD OF DIRECTORS

BIOHITECH’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE APPROVAL OF THE 2017 EXECUTIVE EQUITY INCENTIVE PLAN.

PROPOSAL 4 — RATIFICATION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTANTS FOR 2017 FISCAL YEAR

The Audit Committee of the Board of Directors has appointed Marcum LLP to continue to serve as our independent registered public accounting firm for the 2017 fiscal year. Marcum has served as our independent registered public accounting firm since October 26, 2015.

On October 23, 2015, Weinberg & Baer, LLC (“Weinberg”) was dismissed as the Company’s independent registered public accounting firm. The Company’s Board of Directors approved the dismissal of Weinberg. Weinberg’s reports on the Company’s financial statements for the years ended December 31, 2014 and 2013, respectively, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles other than going concern.

During the years ended December 31, 2014 and 2013, and through October 23, 2015, there were no disagreements with Weinberg on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Weinberg, would have caused it to make reference thereto in connection with its reports on the financial statements for such years. During the years ended December 31, 2014 and 2013, and through October 23, 2015, there were no matters that were either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

On October 26, 2015, the Company’s Board of Directors engaged Marcum LLP (“Marcum”) as the Company’s new independent registered public accounting firm to act as the principal accountant to audit the Company’s financial statements. Prior to Marcum’s appointment, neither the Company, nor anyone acting on its behalf, consulted with Marcum regarding the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided that Marcum concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

Representatives of Marcum LLP are expected to be available at the Annual Meeting, shall have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions. Although ratification by stockholders is not required, the Board of Directors has determined that requesting ratification by stockholders of its selection of Marcum LLP as our independent registered public accounting firm is a matter of good corporate practice. In the event the stockholders do not ratify the appointment of Marcum LLP, the appointment will be reconsidered by the Board of Directors. Even if the selection is ratified, the Board of Directors, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR
RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS
THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017.

Fees Billed to BioHiTech by its Independent Registered Public Accounting Firms during Fiscal Year 2016

We were billed for professional services provided through the end of fiscal years 2016 and 2015 by Marcum LLP in the amounts set forth in the following table:

Audit Fees The aggregate fees for each of the last two years for professional services rendered by the principal accountant for our audits of our annual financial statements and interim reviews of our financial statements included in our fillings with Securities and Exchange Commission on Form 10-K and 10-Qs or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those years were approximately:

December 31, 2016	$168,354	Marcum, LLP
December 31, 2015	$155,000	Marcum, LLP
December 31, 2015	$7,500	Weinberg & Baer, LLC

Audit Related Fees The aggregate fees in each of the last two years for the assurance and related services provided by the principal accountant that are not reasonably related to the performance of the audit or review of the Company’s financial statements, and are not reported in paragraph (1) were approximately:

December 31, 2016	$3,348	Marcum, LLP
December 31, 2015	$218,000	Marcum, LLP
December 31, 2015	$—	Weinberg & Baer, LLC

We incurred these fees in connection with registration statements in 2015 and financing transactions in 2016 and 2015.

Tax Fees The aggregate fees in each of the last two years for the professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were approximately:

December 31, 2016	$—	Marcum, LLP
December 31, 2015	$—	Marcum, LLP
December 31, 2015	$—	Weinberg & Baer, LLC

All Other Fees The aggregate fees in each of the last two years for the products and services provided by the principal accountant, other than the services reported in paragraph (1), (2) and (3) were approximately:

December 31, 2016	$—	Marcum, LLP
December 31, 2015	$—	Marcum, LLP
December 31, 2015	$—	Weinberg & Baer, LLC

Pre-Approval Policies and Procedures for Audit and Permitted Non-Audit Services

The Audit Committee’s policy requires that the Audit Committee pre-approve all auditing services and permitted non-audit services to be performed by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are approved by the Audit Committee prior to the completion of the audit. Either the Chairman of the Audit Committee acting alone or the other two members acting jointly may grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee or the Board of Directors at its next scheduled meeting.

Consistent with these policies and procedures, the Audit Committee has approved all of the services rendered by Marcum LLP during fiscal year 2016, as described above.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities, to file reports with the SEC relating to their common stock ownership and changes in such ownership. During the fiscal year ended December 31, 2016, none of our directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities who were required to file such reports failed to do during the fiscal year ended December 31, 2016.

Stockholder Proposals for Inclusion in the 2018 Proxy Statement

We have not yet determined when we will hold the 2018 annual meeting of stockholders, but we anticipate issuing a press release announcing such date when it is determined. Proposals of stockholders intended to be presented at the 2018 annual meeting pursuant to Rule 14a-8 under the Exchange Act must be received by us no later than the close of business on January 15, 2018 in order that they may be included in the proxy statement and form of proxy relating to that meeting.

In addition, our bylaws require that we be given advance notice of stockholder nominations for election to our Board and of other business that stockholders wish to present for action at an annual meeting of stockholders (other than matters included in our proxy statement in accordance with Rule 14a-8). Our secretary must receive such notice not less than 120 days nor more than 150 days prior to the first anniversary of the date on which this proxy statement was first mailed to our stockholders. If the date on which the 2018 annual meeting will be held is changed by more than 30 calendar days from the date of the 2017 annual meeting, we must receive the notice at least 80 days prior to the date on which we intend to distribute the corresponding proxy statement.

The notice for any stockholder proposal must contain certain information set forth in our bylaws. In addition, stockholder proposals made under Rule 14a-8 under the Exchange Act are required to contain certain information. Therefore, we strongly encourage stockholders interested in submitting a proposal to contact legal counsel with regard to the detailed requirements of applicable securities laws. Copies of our bylaws can be obtained without charge from our corporate secretary.

Submitting a stockholder proposal does not guarantee that we will include it in our proxy statement.

List of Stockholders Entitled to Vote at the 2017 Annual Meeting

The names of stockholders of record entitled to vote at the 2017 Annual Meeting will be available at our corporate office where for a period of 10 days prior to the 2017 Annual Meeting and continuing through the 2017 Annual Meeting.

Expenses Relating to this Proxy Solicitation

This proxy solicitation is being made by BioHiTech and BioHiTech will pay all expenses relating to this proxy solicitation. In addition to this solicitation by mail, our officers, directors and employees may solicit proxies by telephone, personal call or electronic transmission without extra compensation for that activity. We also expect to reimburse our transfer agent, banks, brokers and other persons for reasonable out-of-pocket expenses in forwarding proxy materials to beneficial owners of our stock and obtaining the proxies of those owners.

Communication with BioHiTech’s Board of Directors

Any stockholder or other interested party who desires to contact any member of the Board of Directors (or our Board of Directors as a group) may do so in writing to the following address:

Corporate Secretary
BioHiTech Global, Inc.
80 Red Schoolhouse Road
Chestnut Ridge, New York 10977

Communications are distributed to the Board, or to any individual directors as appropriate, depending on the facts and circumstances outlined in the communication.

Available Information

We maintain an internet website at www.biohitech.com. Copies of the committee charters, together with certain other corporate governance materials, including our Code of Ethics and Employee Complaint Procedures for Accounting and Auditing Matters, can be found under the Investors Governance section of our website at www.biohitech.com, and such information is also available in print to any stockholder who requests it through our Investor Relations department at the address below.

We will furnish without charge to each person whose proxy is being solicited, upon request of any such person, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, as filed with the SEC, including the financial statements and schedules thereto, but not the exhibits. In addition, such report is available, free of charge, through the Investors Governance section of our internet website at www.biohitech.com. A request for a copy of such report should be directed to BioHiTech Global, Inc., 80 Red Schoolhouse Road, Chestnut Ridge, NY 10977, Attention: Investor Relations, Telephone: (888) 876-9300. A copy of any exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, will be forwarded following receipt of a written request with respect thereto addressed to Investor Relations.

“Householding” of Proxy Materials

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, stockholders of record who have the same address and last name will receive only one copy of our Notice, unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of the Notice, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of the Notice for your household, please contact our Corporate Secretary at BioHiTech Global, Inc., 80 Red Schoolhouse Road, Chestnut Ridge, NY 10977, Telephone: (888) 876-9300.

If you participate in householding and wish to receive a separate copy of the Notice, or if you do not wish to participate in householding and prefer to receive separate copies of the Notice in the future, please contact our Corporate Secretary as indicated above. Beneficial owners can request information about householding from their nominee.

APPENDIX A

BIOHITECH GLOBAL, INC.

2017 EXECUTIVE

EQUITY INCENTIVE PLAN

JANUARY __, 2017

A-i

BIOHITECH GLOBAL, INC.
2017 EXECUTIVE
EQUITY INCENTIVE PLAN

1. Definitions

In addition to other terms defined herein or in an Award Agreement, the following terms shall have the meanings given below:

(a) Administrator means the Committee, or upon its absence, the Board.

(b) Affiliate means any Parent or Subsidiary of the Company, and also includes any other business entity which is controlled by, under common control with or controls the Company; provided, however, that the term “Affiliate” shall be construed in a manner in accordance with the registration provisions of applicable federal securities laws if and to the extent required.

(c) Applicable Law means any applicable laws, rules or regulations (or similar guidance), including but not limited to the Delaware General Corporation Law, the Securities Act, the Exchange Act, the Code (including, without limitation, Code Section 162(m)) and the listing or other rules of any applicable stock exchange, in each case if and to the extent applicable to the Company. References to any applicable laws, rules and regulations, including references to any sections or other provisions of applicable laws, rules and regulations, shall also refer to any successor provisions thereto unless the Administrator determines otherwise.

(d) Award means, individually or collectively, a grant under the Plan of an Option (including an Incentive Option or a Nonqualified Option); a Reload Option; a Stock Appreciation Right (including a Related SAR or a Freestanding SAR); a Restricted Award (including a Restricted Stock Award or a Restricted Unit Award); a Substitute Award and/or any other award granted under the Plan.

(e) Award Agreement means an award agreement (which may be in written or electronic form, in the Administrator’s discretion, and which includes any amendment or supplement thereto) between the Company and a Participant specifying the terms, conditions and restrictions of an Award granted to the Participant. An Award Agreement may also state such other terms, conditions and restrictions, including but not limited to terms, conditions and restrictions applicable to shares of Common Stock or any other benefit underlying an Award, as may be established by the Administrator.

(f) Base Price means, with respect to a SAR, the initial price assigned to the SAR.

(g) Board or Board of Directors means the Board of Directors of the Company.

(h) Cause means, unless the Administrator determines otherwise, a Participant’s termination of employment or service resulting from the Participant’s (i) termination for “Cause” as defined under the Participant’s employment, change in control, consulting or other agreement with the Company or an Affiliate, if any, or (ii) if the Participant has not entered into any such agreement (or, if any such agreement does not define “Cause”), then the Participant’s termination shall be for “Cause” if termination results due to the Participant’s (A) dishonesty; (B) refusal or failure to perform his duties for the Company or an Affiliate; or (C) engaging in fraudulent conduct or conduct that could be materially damaging to the Company without a reasonable good faith belief that such conduct was in the best interest of the Company. The determination of “Cause” shall be made by the Administrator and its determination shall be final and conclusive. Without in any way limiting the effect of the foregoing, for purposes of the Plan and an Award, a Participant’s employment or service shall be deemed to have terminated for Cause if, after the Participant’s employment or service has terminated, facts and circumstances are discovered that would have justified, in the opinion of the Administrator, a termination for Cause.

(i) A Change of Control shall (except as may be otherwise provided in an individual Award Agreement or as may be otherwise required, if at all, under Code Section 409A) be deemed to have occurred on the earliest of the following dates:

(i) The date any entity or person shall have become the beneficial owner of, or shall have obtained voting control over, more than fifty percent (50%) of the total voting power of the Company’s then outstanding voting capital stock;

(ii) The date of the consummation of (A) a merger, consolidation or reorganization of the Company (or similar transaction involving the Company), in which the holders of the Common Stock immediately prior to the transaction do not have voting control over more than fifty percent (50%) of the voting securities of the surviving corporation immediately after such transaction, or (B) the sale or disposition of all or substantially all the assets of the Company; or

(iii) The date there shall have been a change in a majority of the Board of Directors of the Company within a 12-month period unless the nomination for election by the Company’s shareholders of each new Director was approved by the vote of two-thirds of the members of the Board (or a committee of the Board, if nominations are approved by a Board committee rather than the Board) then still in office who were in office at the beginning of the 12-month period.

(For the purposes herein, the term “person” shall mean any individual, corporation, partnership, group, association or other person, as such term is defined in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, other than the Company, a Subsidiary of the Company or any employee benefit plan(s) sponsored or maintained by the Company or any Subsidiary thereof, and the term “beneficial owner” shall have the meaning given the term in Rule 13d-3 under the Exchange Act.)

For the purposes of clarity, a transaction shall not constitute a Change of Control if its principal purpose is to change the state of the Company’s incorporation, create a holding company that would be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction or is another transaction of other similar effect.

Notwithstanding the preceding provisions of Section 1(i), in the event that any Awards granted under the Plan are deemed to be deferred compensation subject to (and not exempt from) the provisions of Code Section 409A, then distributions related to such Awards to be made upon a Change of Control may be permitted, in the Administrator's discretion, upon the occurrence of one or more of the following events (as they are defined and interpreted under Code Section 409A): (A) a change in the ownership of the Company; (B) a change in effective control of the Company; or (C) a change in the ownership of a substantial portion of the assets of the Company.

The Administrator shall have full and final authority, in its discretion (subject to any Code Section 409A considerations), to determine whether a Change of Control of the Company has occurred, the date of the occurrence of such Change of Control and any incidental matters relating thereto.

(j) Code means the Internal Revenue Code of 1986, as amended. Any reference herein to a specific Code section shall be deemed to include all related regulations or other guidance with respect to such Code section.

(k) Committee means the Compensation Committee of the Board or other committee of the Board which may be appointed to administer the Plan in whole or in part.

(l) Common Stock means the common stock of BioHiTech Global, Inc., $0.0001 par value, or any successor securities thereto.

(m) Company means BioHiTech Global, Inc., a Delaware corporation, together with any successor thereto.

(n) Covered Employee shall have the meaning given the term in Code Section 162(m).

(o) Director means a member of the Board or of the board of directors of an Affiliate.

(p) Disability shall, except as may be otherwise determined by the Administrator (taking into account any Code Section 409A considerations), as applied to any Participant, having the meaning given in any Award Agreement, employment agreement, change in control agreement, consulting agreement or other similar agreement, if any, to which the Participant is a party, or, if there is no such agreement (or if such agreement does not define “Disability”), “Disability” shall mean the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than 12 months. The Administrator shall have authority to determine if a Disability has occurred.

(q) Displacement shall, except as may be otherwise determined by the Administrator (taking into account any Code Section 409A considerations), as applied to any Participant, be as defined in any Award Agreement, employment agreement, change in control agreement, consulting agreement or other similar agreement, if any, to which the Participant is a party, or, if there is no such agreement (or if such agreement does not define “Displacement”), “Displacement” shall mean the termination of the Participant’s employment or service due to the elimination of the Participant’s job or position without fault on the part of the Participant. The Administrator shall have authority to determine if a Displacement has occurred.

(r) Effective Date means the effective date of the Plan, as provided in Section 4.

(s) Exchange Act means the Securities Exchange Act of 1934, as amended.

(t) Executive Officer means any person who is deemed by the Board or the Committee to be an executive officer of the Company or any Affiliate (including entities which become Affiliates after the Effective Date of the Plan).

(u) Fair Market Value per share of the Common Stock shall be established in good faith by the Administrator and, unless otherwise determined by the Administrator, the Fair Market Value shall be determined in accordance with the following provisions: (A) if the shares of Common Stock are listed for trading on The NASDAQ Stock Market (“Nasdaq”), New York Stock Exchange MKT (“MKT”) or another national or regional stock exchange, the Fair Market Value shall be the closing sales price per share of the shares on Nasdaq or other principal stock exchange on which such securities are listed on the date an Award is granted or other determination is made (such date of determination being referred to herein as a “valuation date”), or, if there is no transaction on such date, then on the trading date nearest preceding the valuation date for which closing price information is available, and, provided further, if the shares are not listed for trading on Nasdaq or another stock exchange but are regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, the Fair Market Value shall be the closing sales price for such shares as quoted on such system or by such securities dealer on the valuation date, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the valuation date (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or (B) if the shares of Common Stock are not listed or reported in any of the foregoing, then the Fair Market Value shall be determined by the Administrator based on such valuation measures or other factors as it deems appropriate. Notwithstanding the foregoing, (i) with respect to the grant of Incentive Options, the Fair Market Value shall be determined by the Administrator in accordance with the applicable provisions of Section 20.2031-2 of the Federal Estate Tax Regulations, or in any other manner consistent with the Code Section 422; and (ii) Fair Market Value shall be determined in accordance with Code Section 409A if and to the extent required.

(v) Freestanding SAR means an SAR that is granted without relation to an Option, as provided in Section 8.

(w) Good Reason means, unless otherwise provided in an Award Agreement or determined by the Administrator, in the context of a Change of Control, a Participant’s termination of employment or service resulting from the Participant’s (i) termination for “Good Reason” as defined under the Participant’s employment, change in control, consulting or other similar agreement with the Company or an Affiliate, if any, or (ii) if the Participant has not entered into any agreement (or, if any such agreement does not define “Good Reason”), then, a Participant’s termination shall be for “Good Reason” if termination results due to any of the following without the Participant’s consent: (A) a material reduction in the Participant’s base salary as in effect immediately prior to the date of the Change of Control, (B) the assignment to the Participant of duties or responsibilities materially inconsistent with (other than in the context of a promotion), or a material diminution in, the Participant’s position, authority, duties or responsibilities as in effect immediately prior to the Change of Control, or (C) the relocation of the Participant’s principal place of employment by more than 50 miles from the location at which the Participant was employed immediately prior to the Change of Control. Notwithstanding the foregoing, with respect to Directors, unless the Administrator determines otherwise, a Director’s termination from service on the Board shall be for “Good Reason” if the Participant ceases to serve as a Director, or, if the Company is not the surviving company in the Change of Control event, a member of the board of directors of the surviving entity, in either case, due to the Participant’s failure to be nominated to serve as a director of such entity or the Participant’s failure to be elected to serve as a director of such entity, but not due to the Participant’s decision not to continue service on the Board of Directors of the Company or the board of directors of the surviving entity, as the case may be. An event or condition that would otherwise constitute “Good Reason” shall constitute Good Reason only if the Company fails to rescind or cure such event or condition within 30 days after receipt from the Participant of written notice of the event which constitutes Good Reason, and Good Reason shall cease to exist for any event or condition described herein on the 60th day following the later of the occurrence or the Participant’s knowledge thereof, unless the Participant has given the Company written notice thereof prior to such date. In the context other than a Change of Control, “Good Reason” shall be as defined by the Administrator and set forth in the applicable Award Agreement. The determination of “Good Reason” shall be made by the Administrator and its determination shall be final and conclusive.

(x) Incentive Option means an Option that is designated by the Administrator as an Incentive Option pursuant to Section 7 and intended to meet the requirements of incentive stock options under Code Section 422.

(y) Nonqualified Option means an Option granted under Section 7 that is not intended to qualify as an incentive stock option under Code Section 422.

(z) Option means a stock option granted under Section 7 that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the Option Price, and subject to such terms and conditions, as may be set forth in the Plan or an Award Agreement or established by the Administrator.

(aa) Option Period means the term of an Option, as provided in Section 7(d).

(bb) Option Price means the price at which an Option may be exercised, as provided in Section 7(b).

(cc) Other Stock-Based Award means a right, granted to a Participant under Section 11, that relates to or is valued by referenced to shares of Common Stock or other Awards relating to shares of Common Stock.

(dd) Parent shall mean a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).

(ee) Participant means an individual who satisfies the requirements of Section 6 and is selected by the Administrator to receive an Award under the Plan.

(ff) Performance Award means a Performance Share Award and/or a Performance Unit Award, as provided in Section 10.

(gg) Performance Measures mean one or more performance factors which may be established by the Administrator with respect to an Award. Performance factors may be based on such corporate, business unit or division and/or individual performance factors and criteria as the Administrator in its discretion may deem appropriate; provided, however, that, if and to the extent required by Applicable Law with respect to Awards granted to Covered Employees that are intended to qualify as “performance-based compensation” under Code Section 162(m), such performance factors shall be objective and shall be based upon one or more of the following criteria (as determined by the Administrator in its discretion): (i) revenues or sales; (ii) gross margins; (iii) earnings per share; (iv) product production or shipments; (v) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (vi) net income; (vii) operating income; (viii) book value per share; (ix) return on shareholders' equity; (x) return on investment; (xi) return on capital; (xii) capital raising and improvements in capital structure; (xiii) expense management; (xiv) operating margins; (xv) maintenance or improvement of gross margins or operating margins; (xvi) stock price or total shareholder return; (xvii) market share; (xviii) profitability; (xix) costs; (xx) cash flow or free cash flow; (xxi) working capital; (xxii) return on assets; (xxiii) economic wealth created, and/or (xxiv) strategic business criteria, based on meeting specified goals or objectives related to market penetration, geographic business expansion, cost targets, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, management of litigation, management of information technology, goals relating to acquisitions or divestitures of products, product lines, subsidiaries, affiliates or joint ventures, quality matrices, customer service matrices, execution of pre-approved corporate strategy and/or such other performance based factors deemed reasonable and appropriate by the Board. In addition, with respect to Participants who are not Covered Employees, the Administrator may approve performance objectives based on other criteria, which may or may not be objective. If and to the extent that Code Section 162(m) is applicable to the Company, the Administrator shall, within the time and in the manner prescribed by Code Section 162(m), define in an objective fashion the manner of calculating the Performance Measures it selects to use for Covered Employees during any specific performance period. The foregoing criteria may relate to the Company, one or more of its Affiliates or one or more of its divisions, units, partnerships, joint venturers or minority investments, facilities, product lines or products or any combination of the foregoing. The targeted level or levels of performance with respect to such business criteria may be established at such levels and on such terms as the Administrator may determine, in its discretion, including but not limited to on an absolute basis, in relation to performance in a prior performance period, and/or relative to one or more peer group companies or indices, or any combination thereof.

(hh) Plan means the BioHiTech Global, Inc. 2017 Executive Equity Incentive Plan, as it may be hereafter amended and/or restated.

(ii) Related SAR means an SAR granted under Section 8 that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

(jj) Restricted Award means a Restricted Stock Award and/or a Restricted Stock Unit Award, as provided in Section 9.

(kk) Restricted Stock Award means an Award of shares of Common Stock granted to a Participant under Section 9. Shares of Common Stock subject to a Restricted Stock Award shall cease to be restricted when, in accordance with the terms of the Plan and the terms and conditions established by the Administrator, the shares vest and become transferable and free of substantial risks of forfeiture.

(ll) Restricted Stock Unit means a Restricted Award granted to a Participant pursuant to Section 9 which is settled, if at all, (i) by the delivery of one share of Common Stock for each Restricted Stock Unit, (ii) in cash in an amount equal to the Fair Market Value of one share of Common Stock for each Restricted Stock Unit, or (iii) in a combination of cash and shares equal to the Fair Market Value of one share of Common Stock for each Restricted Stock Unit, as determined by the Administrator. A Restricted Stock Unit represents the promise of the Company to deliver shares of Common Stock, cash or a combination thereof, as applicable, at the end of the applicable restriction period if and only to the extent the Award vests and ceases to be subject to forfeiture, subject to compliance with the terms of the Plan and Award Agreement and any terms and conditions established by the Administrator.

(mm) Retirement shall, except as may be otherwise determined by the Administrator (taking into account any Code Section 409A considerations), as applied to any Participant, have the meaning given in an Award Agreement, employment agreement, change in control agreement, consulting agreement or other similar agreement, if any, to which the Participant is a party, or, if there is no such agreement (or if such agreement does not define “Retirement”), then “Retirement” shall, unless the Administrator determines otherwise, mean retirement in accordance with the retirement policies and procedures established by the Company. The Administrator shall have authority to determine if a Retirement has occurred.

(nn) SAR means a stock appreciation right granted under Section 8 entitling the Participant to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess, if any, of the Fair Market Value on the date of exercise over the Base Price, subject to the terms of the Plan and Award Agreement and any other terms and conditions established by the Administrator. References to “SARs” include both Related SARs and Freestanding SARs, unless the context requires otherwise.

(oo) Securities Act means the Securities Act of 1933, as amended.

(pp) Subsidiary shall mean a “subsidiary corporation,” whether now or hereafter existing, as defined in Code Section 424(f).

(qq) Substitute Award means an Award granted by the Company in assumption of, or in substitution or exchange for, an award previously granted, or the right or obligation to make a future award, by a corporation acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

(rr) Termination Date means the date of termination of a Participant’s employment or service for any reason, as determined by the Administrator (taking into account any Code Section 409A considerations).

2. Purpose

The purposes of the Plan are to encourage and enable selected, eligible Directors and Executive Officers of the Company and its Affiliates to acquire or to increase their holdings of Common Stock and other equity-based interests in the Company in order to promote a closer identification of their interests with those of the Company and its shareholders, and to provide flexibility to the Company in its ability to motivate, attract and retain the services of Participants upon whose judgment, interest and special effort the successful conduct of its operation largely depends. These purposes may be carried out through the granting of Awards to selected Participants, including the granting of Options in the form of Incentive Stock Options and/or Nonqualified Options; SARs in the form of Freestanding SARs and/or Related SARs; Restricted Awards in the form of Restricted Stock Awards and/or Restricted Stock Units; and/or Other Stock-Based Awards.

3. Administration of the Plan

(a) The Plan shall be administered by the Board or, upon its delegation, by the Committee (or a subcommittee thereof). If and to the extent the Company is subject to Rule 16b-3 adopted under the Exchange Act, the Committee shall, to the extent required by Rule 16b-3 adopted under the Exchange Act, be comprised solely of two or more “non-employee directors,” as such term is defined in Rule 16b-3, or as may otherwise be permitted under Rule 16b-3. Further, if and to the extent required by Applicable Law, the Plan shall be administered by a committee comprised of two or more “outside directors” (as such term is defined in Code Section 162(m)) or as may otherwise be permitted under Code Section 162(m). In addition, Committee members shall qualify as “independent directors” under applicable stock exchange rules if and to the extent required.

(b) Subject to the provisions of the Plan, the Administrator shall have full and final authority in its discretion to take any action with respect to the Plan including, without limitation, the authority to (i) determine all matters relating to Awards, including selection of individuals to be granted Awards, the types of Awards, the number of shares of Common Stock, if any, subject to an Award, and all terms, conditions, restrictions and limitations of an Award; (ii) prescribe the form or forms of Award Agreements evidencing any Awards granted under the Plan; (iii) establish, amend and rescind rules and regulations for the administration of the Plan; (iv) correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement; and (v) construe and interpret the Plan, Awards and Award Agreements made under the Plan, to interpret rules and regulations for administering the Plan and to make all other determinations deemed necessary or advisable for administering the Plan. In addition, (i) the Administrator shall have the authority, in its sole discretion, to accelerate the date that any Award which was not otherwise exercisable, vested or earned shall become exercisable, vested or earned in whole or in part without any obligation to accelerate such date with respect to any other Award granted to any recipient; and (ii) the Administrator may in its sole discretion modify or extend the terms and conditions for exercise, vesting or earning of an Award (in each case, taking into account any Code Section 409A considerations). The Administrator’s authority to grant Awards and authorize payments under the Plan shall not in any way restrict the authority of the Company to grant compensation to Directors or Executive Officers under any other compensation plan, program or arrangement of the Company or an Affiliate. The Administrator may determine that a Participant’s rights, payments and/or benefits with respect to an Award (including but not limited to any shares issued or issuable and/or cash paid or payable with respect to an Award) shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for Cause, violation of policies of the Company or an Affiliate, breach of non-solicitation, noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, other conduct by the Participant that is determined by the Administrator to be detrimental to the business or reputation of the Company or any Affiliate, and/or other circumstances where such reduction, cancellation, forfeiture or recoupment is required by Applicable Law. In addition, the Administrator shall have the authority and discretion to establish terms and conditions of Awards (including but not limited to the establishment of subplans) as the Administrator determines to be necessary or appropriate to conform to the applicable requirements or practices of jurisdictions outside of the United States. In addition to action by meeting in accordance with Applicable Law, any action of the Administrator with respect to the Plan may be taken by a written instrument signed by all of the members of the Board or Committee, as appropriate, and any such action so taken by written consent shall be as fully effective as if it had been taken by a majority of the members at a meeting duly held and called. All determinations of the Administrator with respect to the Plan and any Award or Award Agreement will be final and binding on the Company and all persons having or claiming an interest in any Award granted under the Plan. No member of the Board or Committee, as applicable, shall be liable while acting as Administrator for any action or determination made in good faith with respect to the Plan, an Award or an Award Agreement. The members of the Board or Committee, as applicable, shall be entitled to indemnification and reimbursement in the manner and to the fullest extent provided in the Company’s articles of incorporation and/or bylaws and/or pursuant to Applicable Law.

(c) The Administrator may adjust or modify performance factors or criteria due to extraordinary items, transactions, events or developments, or in recognition of any other unusual or infrequent events affecting the Company or the financial statements of the Company, or in response to changes in Applicable Law, accounting principles or business conditions, in each case as determined by the Administrator (provided that should Code Section 162(m) become applicable, any adjustment or modification involving Covered Employees for compensation that is intended to qualify as “performance-based compensation” under Code Section 162(m) shall be subject to any applicable Code Section 162(m) restrictions).

(d) Notwithstanding the other provisions of Section 3, the Board may expressly delegate to one or more officers of the Company or a special committee consisting of one or more directors who are also officers of the Company the authority, within specified parameters, to grant Awards to eligible Participants, and to make any or all of the determinations reserved for the Administrator in the Plan and summarized in Section 3(b) with respect to such Awards (subject to any restrictions imposed by Applicable Law and such terms and conditions as may be established by the Administrator); provided, however, that, if and to the extent required by Section 16 of the Exchange Act or Code Section 162(m), the Participant, at the time of said grant or other determination, (i) is not deemed to be an officer or director of the Company within the meaning of Section 16 of the Exchange Act; and (ii) is not deemed to be a Covered Employee as defined under Code Section 162(m). To the extent that the Administrator has delegated authority to grant Awards pursuant to this Section 3(e) to an officer and/or a special committee, references to the “Administrator” shall include references to such officer(s) and/or special committee, subject, however, to the requirements of the Plan, Rule 16b-3, Code Section 162(m) and other Applicable Law.

4. Effective Date

The Effective Date of the Plan shall be ___________ __, 2017 (the “Effective Date”). Awards may be granted on or after the Effective Date, but no Awards may be granted after _________ __, 2027. Awards that are outstanding at the end of the Plan term (or such earlier termination date as may be established by the Board pursuant to Section 16(a)) shall continue in accordance with their terms, unless otherwise provided in the Plan or an Award Agreement.

5. Shares of Stock Subject to the Plan; Award Limitations

(a) Shares of Stock Subject to the Plan: Subject to adjustments as provided in Section 5(d), the maximum aggregate number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan shall initially not exceed 1,000,000 shares. The Company hereby reserves sufficient authorized shares of Common Stock to meet the grant of Awards hereunder.

(b) Award Limitations: Notwithstanding any provision in the Plan to the contrary, the following limitations shall apply to Awards granted under the Plan, in each case subject to adjustments pursuant to Section 5(d):

(i) The maximum aggregate number of shares of Common Stock that may be issued under the Plan pursuant to the grant of Incentive Options shall not exceed 1,000,000 shares;

(ii) If and to the extent required under Code Section 162(m), in any 12-month period, no Participant may be granted Options and SARs that are not related to an Option for more than 1,000,000 shares of Common Stock (or the equivalent value thereof based on the Fair Market Value per share of the Common Stock on the date of grant of an Award);

(iii) If and to the extent required under Code Section 162(m), in any 12-month period, no Participant may be granted Awards other than Options or SARs that are settled in shares of Common Stock for more than 1,000,000 shares of Common Stock (or the equivalent value thereof based on the Fair Market Value per share of the Common Stock on the date of grant of an Award).

(For purposes of Section 5(b)(ii) and (iii), an Option and Related SAR shall be treated as a single Award.)

(c) Shares Not Subject to Limitations: The following will not be applied to the share limitations of Section 5(a) above: (i) dividends, including dividends paid in shares, or dividend equivalents paid in cash in connection with outstanding Awards; (ii) Awards which are settled in cash rather than the issuance of shares; (iii) any shares subject to an Award if the Award is forfeited, cancelled, terminated, expires or lapses for any reason without the issuance of shares underlying the Award or any shares subject to an Award which shares are forfeited to, or repurchased or reacquired by, the Company; and (iv) any shares surrendered by a Participant or withheld by the Company to pay the Option Price or purchase price for an Award or shares used to satisfy any tax withholding requirements in connection with the exercise, vesting or earning of an Award if, in accordance with the terms of the Plan, a Participant pays such Option Price or purchase price or satisfies such tax withholding requirements by either tendering previously owned shares or having the Company withhold shares. Further, (i) shares issued under the Plan through the settlement, assumption or substitution of outstanding awards granted by another entity or obligations to grant future awards as a condition of or in connection with a merger, acquisition or similar transaction involving the Company acquiring another entity shall not reduce the maximum number of shares of Common Stock available for delivery under the Plan; and (ii) available shares under a shareholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan (subject to applicable stock exchange listing requirements) and will not reduce the maximum number of shares available under the Plan.

(d) Adjustments; Right to Issue Additional Securities: If there is any change in the outstanding shares of Common Stock because of a merger, consolidation or reorganization involving the Company, or if the Board declares a stock dividend, stock split distributable in shares of Common Stock, other distribution (other than regular or ordinary cash dividends) or reverse stock split, combination or reclassification of the Common Stock, or if there is a similar change in the capital stock structure of the Company affecting the Common Stock (excluding conversion of convertible securities by the Company and/or the exercise of warrants by their holders), then the number of shares of Common Stock reserved for issuance under the Plan shall be correspondingly adjusted, and the Administrator shall make such adjustments to Awards or to any provisions of this Plan as the Administrator deems equitable to prevent dilution or enlargement of Awards or as may otherwise be advisable. Nothing in the Plan, an Award or an Award Agreement shall limit the ability of the Company to issue additional securities (including but not limited to the issuance of other options or other derivative securities, warrants, additional shares or classes of Common Stock, preferred stock and/or other convertible securities).

(e) Substitute Awards: Substitute Awards shall not reduce the Common Stock authorized for issuance under the Plan or authorized for grant to Participants in any calendar year. Additionally, in the event that a corporation acquired by the Company or any Subsidiary, or with which the Company or any Subsidiary, has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Common Stock authorized for issuance under the Plan; provided the Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Directors or Executive Officers of the Company or its Subsidiaries immediately before such acquisition or combination.

6. Eligibility

An Award may be granted only to an individual who satisfies all of the following eligibility requirements on the date the Award is granted:

(a) The individual is either (i) a Director, (ii) an Executive Officer, or (iii) a senior employee, as determined by the Administrator, provided that in each case such person is an “accredited investor” within the meaning of Rule 501(a) promulgated under the Securities Act.

(b) With respect to the grant of Incentive Options, the individual is otherwise eligible to participate under this Section 6, is an Employee of the Company or a Parent or Subsidiary and does not own, immediately before the time that the Incentive Option is granted, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Parent or Subsidiary. Notwithstanding the foregoing, an Employee who owns more than 10% of the total combined voting power of the Company or a Parent or Subsidiary may be granted an Incentive Option if the Option Price is at least 110% of the Fair Market Value of the Common Stock, and the Option Period does not exceed five years. For this purpose, an individual will be deemed to own stock which is attributable to him under Code Section 424(d).

(c) With respect to the grant of Substitute Awards or assumption of awards in connection with a merger, consolidation, acquisition, reorganization or similar business transaction involving the Company or an Affiliate, the recipient is otherwise eligible to receive the Award and the terms of the award are consistent with the Plan and Applicable Law (including, to the extent necessary, the federal securities laws registration provisions, Code Section 409A and Code Section 424(a)).

(d) The individual, being otherwise eligible under this Section 6, is selected by the Administrator as an individual to whom an Award shall be granted (as defined above, a “Participant”).

7. Options

(a) Grant of Options: Subject to the limitations of the Plan, the Administrator may in its discretion grant Options to such eligible Participants in such numbers, subject to such terms and conditions, and at such times as the Administrator shall determine. Both Incentive Options and Nonqualified Options may be granted under the Plan, as determined by the Administrator; provided, however, that Incentive Options may only be granted to Employees of the Company or a Parent or Subsidiary. To the extent that an Option is designated as an Incentive Option but does not qualify as such under Code Section 422, the Option (or portion thereof) shall be treated as a Nonqualified Option. An Option may be granted with or without a Related SAR.

(b) Option Price: The Option Price per share at which an Option may be exercised shall be established by the Administrator and stated in the Award Agreement evidencing the grant of the Option; provided, that (i) the Option Price of an Option shall be no less than 100% of the Fair Market Value per share of the Common Stock as determined on the date the Option is granted (or 110% of the Fair Market Value with respect to Incentive Options granted to an Employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Parent or Subsidiary, as provided in Section 6(b)); and (ii) in no event shall the Option Price per share of any Option be less than the par value, if any, per share of the Common Stock. Notwithstanding the foregoing, the Administrator may in its discretion authorize the grant of substitute or assumed options of an acquired entity with an Option Price not equal to 100% of the Fair Market Value of the stock on the date of grant, if the terms of such substitution or assumption otherwise comply, to the extent deemed applicable, with Code Section 409A and/or Code Section 424(a).

(c) Date of Grant: An Option shall be considered to be granted on the date that the Administrator acts to grant the Option, or on such later date as may be established by the Administrator in accordance with Applicable Law.

(d) Option Period and Limitations on the Right to Exercise Options:

(i) The Option Period shall be determined by the Administrator at the time the Option is granted and shall be stated in the Award Agreement. The Option Period shall not extend more than 10 years from the date on which the Option is granted (or five years with respect to Incentive Options granted to an Employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Parent or Subsidiary, as provided in Section 6(b)). Any Option or portion thereof not exercised before expiration of the Option Period shall terminate. The period or periods during which, and the terms and conditions pursuant to which, an Option may vest and become exercisable shall be determined by the Administrator in its discretion, subject to the terms of the Plan.

(ii) An Option may be exercised by giving written notice to the Company in form acceptable to the Administrator at such place and subject to such conditions as may be established by the Administrator or its designee. Such notice shall specify the number of shares to be purchased pursuant to an Option and the aggregate purchase price to be paid therefor and shall be accompanied by payment of such purchase price. Unless an Award Agreement provides otherwise, such payment shall be in the form of cash or cash equivalent; provided that, except where prohibited by the Administrator or Applicable Law (and subject to such terms and conditions as may be established by the Administrator), payment may also be made:

(A) By delivery (by either actual delivery or attestation) of shares of Common Stock owned by the Participant for such time period, if any, as may be determined by the Administrator;

(B) By shares of Common Stock withheld upon exercise;

(C) With respect only to purchases upon exercise of an Option after a Public Market for the Common Stock exists, by delivery of written notice of exercise to the Company and delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to the Company the amount of sale or loan proceeds to pay the Option Price;

(D) By such other payment methods as may be approved by the Administrator and which are acceptable under Applicable Law; or

(E) By any combination of the foregoing methods.

Shares delivered or withheld in payment on the exercise of an Option shall be valued at their Fair Market Value on the date of exercise, as determined by the Administrator or its designee. For the purposes of the Plan, a “Public Market” for the Common Stock shall be deemed to exist (i) upon consummation of a firm commitment underwritten public offering of the Common Stock (or successor securities thereto) pursuant to an effective registration statement under the Securities Act, or (ii) if the Administrator otherwise determines that there is an established public market for the Common Stock.

(iii) The Administrator shall determine the extent, if any, to which a Participant may have the right to exercise an Option following termination of the Participant’s employment or service with the Company. Such rights, if any, shall be subject to the sole discretion of the Administrator, shall be stated in the individual Award Agreement, need not be uniform among all Options issued pursuant to this Section 7, and may reflect distinctions based on the reasons for termination of employment or service. The Administrator also shall have authority, in its sole discretion (taking into account any Code Section 409A considerations), to accelerate the date for exercising all or any part of an Option which was not otherwise vested and exercisable, extend the period during which an Option may be exercised, modify the other terms and conditions of exercise, or any combination of the foregoing.

(e) Notice of Disposition: If shares of Common Stock acquired upon exercise of an Incentive Option are disposed of within two years following the date of grant or one year following the transfer of such shares to a Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Administrator may reasonably require.

(f) Limitation on Incentive Options: In no event shall there first become exercisable by an Employee in any one calendar year Incentive Options granted by the Company or any Parent or Subsidiary with respect to shares having an aggregate Fair Market Value (determined at the time an Incentive Option is granted) greater than $100,000; provided that, if such limit is exceeded, then the first $100,000 of shares to become exercisable in such calendar year will be Incentive Options and the Options (or portion thereof) for shares with a value in excess of $100,000 that first became exercisable in that calendar year will be Nonqualified Options. In the event the Code or the regulations promulgated thereunder are amended after the Effective Date of the Plan to provide for a different limitation on the Fair Market Value of shares permitted to be subject to Incentive Options, then such different limit shall be automatically incorporated herein. To the extent that any Incentive Options are first exercisable by a Participant in excess of the limitation described herein, the excess shall be considered a Nonqualified Option.

(g) Nontransferability of Options: Incentive Options shall not be transferable (including by sale, assignment, pledge or hypothecation) other than transfers by will or the laws of intestate succession or, in the Administrator’s discretion, such transfers as may otherwise be permitted in accordance with Treasury Regulation Section 1.421-1(b)(2) or Treasury Regulation Section 1.421-2(c) or any successor provisions thereto. Nonqualified Options shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, except for transfers if and to the extent permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act. Except as may be permitted by the preceding, an Option shall be exercisable during the Participant’s lifetime only by him or by his guardian or legal representative. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

(h) Modification, Extension or Renewal. The Board may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that, (a) except as expressly provided for in the Plan or an Award Agreement, any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted and (b) except pursuant to the provisions of Section 7(b) of the Plan, Options issued hereunder will not be repriced, replaced or regranted through cancellation or by lowering the Exercise Price of a previously granted Award without prior approval of the Company’s stockholders. Any outstanding Incentive Option that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code.

(i) Limitations on Exercise. The Board may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

(j) No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to Incentive Options will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any Incentive Option under Section 422 of the Code.

(k) Lapsed Grants. Notwithstanding anything in the Plan to the contrary, the Company may, in its sole discretion, allow the exercise of a lapsed grant if the Company determines that: (a) the lapse was the result of the Company’s inability to timely execute the exercise of an Option award prior to its lapse and (b) the Participant made valid and reasonable efforts to exercise the Award. In the event the Company makes such a determination, the Company shall allow the exercise to occur as promptly as possible following its receipt of exercise instructions subsequent to such determination; provided, however, that in no event shall any such exercise be permitted to occur later than the tenth anniversary of the date of grant of such award.

8. Stock Appreciation Rights

(a) Grant of SARs: Subject to the limitations of the Plan, the Administrator may in its discretion grant SARs to such eligible Participants, in such numbers, upon such terms and at such times as the Administrator shall determine. SARs may be granted to the holder of an Option (a “Related Option”) with respect to all or a portion of the shares of Common Stock subject to the Related Option (a “Related SAR”) or may be granted separately, without relationship to an Option, to an eligible individual (a “Freestanding SAR”). The Base Price per share of a SAR shall be no less than 100% of the Fair Market Value per share of the Common Stock on the date the SAR is granted. Notwithstanding the foregoing, the Administrator may in its discretion authorize the grant of substitute or assumed SARs of an acquired entity with a Base Price per share not equal to at least 100% of the Fair Market Value of the stock on the date of grant, if the terms of such substitution or assumption otherwise comply, to the extent deemed applicable, with Code Section 409A and/or Code Section 424(a). A SAR shall be considered to be granted on the date that the Administrator acts to grant the SAR, or on such other date as may be established by the Administrator in accordance with Applicable Law.

(b) Related SARs: A Related SAR may be granted either concurrently with the grant of the Related Option or (if the Related Option is a Nonqualified Option) at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such Related Option. The Base Price of a Related SAR shall be equal to the Option Price of the Related Option. Related SARs shall be exercisable only at the time and to the extent that the Related Option is exercisable (and may be subject to such additional limitations on exercisability as the Administrator may provide in an Award Agreement), and in no event after the complete termination or full exercise of the Related Option. Notwithstanding the foregoing, a Related SAR that is related to an Incentive Option may be exercised only to the extent that the Related Option is exercisable and only when the Fair Market Value exceeds the Option Price of the Related Option. Upon the exercise of a Related SAR granted in connection with a Related Option, the Option shall be canceled to the extent of the number of shares as to which the SAR is exercised, and upon the exercise of a Related Option, the Related SAR shall be canceled to the extent of the number of shares as to which the Related Option is exercised or surrendered.

(c) Freestanding SARs: An SAR may be granted without relationship to an Option (as defined above, a “Freestanding SAR”) and, in such case, will be exercisable upon such terms and subject to such conditions as may be determined by the Administrator, subject to the terms of the Plan.

(d) Exercise of SARs:

(i) Subject to the terms of the Plan, SARs shall be vested and exercisable in whole or in part upon such terms and conditions as may be established by the Administrator. The period during which a SAR may be exercisable shall not exceed 10 years from the date of grant or, in the case of Related SARs, such shorter Option Period as may apply to the Related Option. Any SAR or portion thereof not exercised before expiration of the period established by the Administrator shall terminate.

(ii) SARs may be exercised by giving written notice to the Company in form acceptable to the Administrator at such place and subject to such terms and conditions as may be established by the Administrator or its designee. Unless the Administrator determines otherwise, the date of exercise of a SAR shall mean the date on which the Company shall have received proper notice from the Participant of the exercise of such SAR.

(iii) The Administrator shall determine the extent, if any, to which a Participant may have the right to exercise a SAR following termination of the Participant’s employment or service with the Company. Such rights, if any, shall be determined in the sole discretion of the Administrator, shall be stated in the individual Award Agreement, need not be uniform among all SARs issued pursuant to this Section 8, and may reflect distinctions based on the reasons for termination of employment or service. The Administrator also may, in its sole discretion (taking into account any Code Section 409A considerations), accelerate the date for exercising all or any part of a SAR which was not otherwise exercisable on the Termination Date, extend the period during which a SAR may be exercised, modify the terms and conditions to exercise, or any combination of the foregoing.

(e) Payment Upon Exercise: Subject to the limitations of the Plan, upon the exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying (i) the excess, if any, of the Fair Market Value of a share of Common Stock on the date of exercise of the SAR over the Base Price of the SAR, by (ii) the number of shares of Common Stock with respect to which the SAR is being exercised. The consideration payable upon exercise of a SAR shall be paid in cash, shares of Common Stock (valued at Fair Market Value on the date of exercise of the SAR) or a combination of cash and shares of Common Stock, as determined by the Administrator.

(f) Nontransferability: Unless the Administrator determines otherwise, SARs shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, except for transfers if and to the extent permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act. Except as may be permitted by the preceding sentence, SARs may be exercised during the Participant’s lifetime only by him or by his guardian or legal representative. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

9. Restricted Awards

(a) Grant of Restricted Awards: Subject to the limitations of the Plan, the Administrator may in its discretion grant Restricted Awards to such eligible Participants, for such numbers of shares of Common Stock, upon such terms and at such times as the Administrator shall determine. Such Restricted Awards may be in the form of Restricted Stock Awards and/or Restricted Stock Units that are subject to certain conditions, which conditions must be met in order for the Restricted Award to vest and be earned (in whole or in part) and no longer subject to forfeiture. Restricted Stock Awards shall be payable in shares of Common Stock. Restricted Stock Units shall be payable in cash or shares of Common Stock, or partly in cash and partly in shares of Common Stock, in accordance with the terms of the Plan and the discretion of the Administrator. The Administrator shall determine the nature, length and starting date of the period, if any, during which a Restricted Award may be earned (the “Restriction Period”), and shall determine the conditions which must be met in order for a Restricted Award to be granted or to vest or be earned (in whole or in part), which conditions may include, but are not limited to, payment of a stipulated purchase price, attainment of performance objectives, continued service or employment for a certain period of time, a combination of attainment of performance objectives and continued service, Retirement, Displacement, Disability, death, or any combination of such conditions. In the case of Restricted Awards based upon performance criteria, or a combination of performance criteria and continued service, the Administrator shall determine the Performance Measures applicable to such Restricted Awards (subject to Section 1(ii)).

(b) Vesting of Restricted Awards: Subject to the terms of the Plan (and taking into account any Code Section 409A considerations), the Administrator shall have sole authority to determine whether and to what degree Restricted Awards have vested and been earned and are payable and to establish and interpret the terms and conditions of Restricted Awards. The Administrator, in its sole discretion, may (subject to any Code Section 409A considerations) accelerate the date that any Restricted Award granted to a Participant shall be deemed to be vested or earned in whole or in part, without any obligation to accelerate such date with respect to other Restricted Awards granted to any Participant.

(c) Termination of Employment or Service; Forfeiture: Unless the Administrator determines otherwise, if the employment or service of a Participant shall be terminated for any reason (whether by the Company or the Participant and whether voluntary or involuntary) and all or any part of a Restricted Award has not vested or been earned pursuant to the terms of the Plan and related Award Agreement, such Award, to the extent not then vested or earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect thereto.

(d) Share Certificates; Escrow: Unless the Administrator determines otherwise, a certificate or certificates representing the shares of Common Stock subject to a Restricted Stock Award shall be issued in the name of the Participant (or, in the case of uncertificated shares, other written evidence of ownership in accordance with Applicable Law shall be provided) after the Award has been granted. Notwithstanding the foregoing, the Administrator may require that (i) a Participant deliver the certificate(s) (or other instruments) for such shares to the Administrator or its designee to be held in escrow until the Restricted Stock Award vests and is no longer subject to a substantial risk of forfeiture (in which case the shares will be promptly released to the Participant) or is forfeited (in which case the shares shall be returned to the Company); and/or (ii) a Participant deliver to the Company a stock power, endorsed in blank (or similar instrument), relating to the shares subject to the Restricted Stock Award which are subject to forfeiture. Unless the Administrator determines otherwise, a certificate or certificate representing shares of Common Stock issuable pursuant to a Restricted Stock Unit shall be issued in the name of the Participant (or, in the case of uncertificated shares, other written evidence of ownership in accordance with Applicable Law shall be provided) promptly after the Award (or portion thereof) has vested and is distributable.

(e) Nontransferability: Unless the Administrator determines otherwise, Restricted Awards that have not vested shall not be transferable (including by sale, assignment, pledge or hypothecation) other than transfers by will or the laws of intestate succession, and the recipient of a Restricted Award shall not sell, transfer, assign, pledge or otherwise encumber shares subject to the Award until the Restriction Period has expired and until all conditions to vesting have been met. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

10. Reload Options

(a) Grant of the Reload Options: Subject to the limitations of the Plan and subsections (b) and (c) of this Section 10, if a Participant has an Option to purchase shares of any class of common stock (the “Original Option”) with reload rights and pays for the exercise of the Original Option by surrendering common stock of the same class, the Participant shall receive a new option (a “Reload Option”) to purchase the number and class of shares so surrendered (or, if applicable, the number of shares provided for in paragraph (h) of this Section 9) at an exercise price equal to the fair market value of the class of stock on the date of the exercise of the Original Option. If, in the judgment of the Administrator, the number of shares available on the exercise of the Original Option falls below a number sufficient to provide for the grant of Reload Options and for other purposes under the Plan, the Administrator may authorize the issuance of Reload Options from any other plan of the Company under which sufficient shares are authorized but not issued.

(b) Minimum Purchase Required: A Reload option will be granted only if the exercise of the Original Option is an exercise of at least 50% of the total number of shares granted under the Original Option (or an exercise of all the shares remaining under the Original Option if less than 5,000 of the shares remain to be exercised).

(c) Other Requirements: A Reload Option: (a) will not be granted if the market value of the common stock of the Company on the date of exercise of the Original Option is less than the exercise price of the Original Option; (b) will not be granted if the Participant is not, on the exercise date, an employee of the Company or an Affiliate; and (c) will not be granted if the Original Option is exercised less than one year before the expiration of the Original Option.

(d) Term of Option: The Reload Option shall expire on the same date as the Original Option.

(e) Type of Option: The Reload Option shall be a nonqualified option to purchase shares of the same class of shares as the Original Option.

(f) No Additional Reload Options: The Reload Options shall not include any right to a second Reload Option.

(g) Date of Grant, Vesting: The date of grant of the Reload Option shall be the date of the exercise of the Original Option. The Reload Options shall be exercisable in full beginning one year from date of grant; provided, however, that all shares purchased upon the exercise of the Original Option (except for any shares withheld for tax withholding obligations) shall not be sold, transferred or pledged except in accordance with the Plan. [The Reload Option shall become exercisable in full upon the death or disability of the Participant. In no event shall a Reload Option be exercised after the expiration of the Original Option provided in subsection (d) of this Section 10.

(h) Stock Withholding; Grants of Reload Options: If the other requirements of this Section 10 are satisfied, and if shares are withheld or shares surrendered for tax withholding, a Reload Option will be granted for the number of shares surrendered as payment for the exercise of the Original Option plus the number of shares surrendered or withheld to satisfy tax withholding.

11. Other Stock-Based Awards

The Administrator shall have the authority to grant Other Stock-Based Awards to one or more eligible Participants. Such Other Stock-Based Awards may be valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock or Awards for shares of Common Stock, including but not limited to Other Stock-Based Awards granted in lieu of bonus, salary or other compensation, Other Stock-Based Awards granted with vesting or performance conditions, and/or Other Stock-Based Awards granted without being subject to vesting or performance conditions. Subject to the provisions of the Plan, the Administrator shall determine the number of shares of Common Stock to be awarded to a Participant under (or otherwise related to) such Other Stock-Based Awards; whether such Other Stock-Based Awards shall be settled in cash, shares of Common Stock or a combination of cash and shares of Common Stock; and the other terms and conditions of such Awards. Unless the Administrator determines otherwise, (i) Other Stock-Based Awards shall not be transferable (including by sale, assignment, pledge or hypothecation) other than transfers by will or the laws of intestate succession, and (ii) shares of Common Stock (if any) subject to an

Other Stock-Based Award may not be sold, transferred, assigned, pledged or otherwise encumbered until the Other Stock-Based Award has vested and all other conditions established by the Administrator have been met. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

12. Change of Control

The Administrator shall (taking into account any Code Section 409A considerations) have sole discretion to determine at any time the effect, if any, on an Award, including but not limited to the vesting, earning and/or exercisability of an Award (in whole or in part), in the event of a Change of Control. Without limiting the effect of the foregoing, the Administrator’s discretion shall include, but shall in no way be limited to, the discretion to determine with respect to all or any portion of an Award that (a) the Award shall vest, be earned and/or become exercisable upon a Change of Control, (b) vesting, earning and/or exercisability of the Award shall accelerate upon a Change of Control, (c) exercise of the Award must occur, if at all, within time period(s) specified by the Administrator, after which time period(s) the Award shall, unless the Administrator determines otherwise, terminate, (d) the Award shall be assumed or substituted for another award, (e) the Award shall be cancelled without the payment of consideration, (f) the Award shall be cancelled in exchange for a cash payment or other consideration in an amount determined by the Administrator, (g) the Award shall be subject to such treatment (including but not limited to cancellation, cashout, assumption or substitution) as is provided under the terms of the agreement or other instrument establishing terms of the Change of Control transaction (e.g., a merger agreement); and/or (h) other actions (or no action) shall be taken with respect to the Award. The Administrator also has discretion to determine that acceleration or any other effect of a Change of Control on an Award shall be subject to both the occurrence of a Change of Control event and termination of employment or service of the Participant upon such terms and conditions as may be established by the Administrator. Any such determinations of the Administrator may be, but shall not be required to be, stated in an individual Award Agreement.

13. Withholding

The Company shall withhold all required local, state, federal, foreign and other taxes and any other amount required to be withheld by any governmental authority or law from any amount payable in cash with respect to an Award. Prior to the delivery or transfer of any certificate for shares or any other benefit conferred under the Plan, the Company shall require any Participant or other person to pay to the Company in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Company to such authority for the account of such recipient. Notwithstanding the foregoing, the Administrator may in its discretion establish procedures to permit a recipient to satisfy such obligation in whole or in part, and any local, state, federal, foreign or other income tax obligations relating to such an Award, by electing (the “election”) to have the Company withhold shares of Common Stock from the shares to which the recipient is otherwise entitled. The number of shares to be withheld shall have a Fair Market Value as of the date that the amount of tax to be withheld is determined as nearly equal as possible to (but not exceeding) the amount of such obligations being satisfied. Each election must be made in writing to the Administrator in accordance with election procedures established by the Administrator.

14. Amendment and Termination of the Plan and Awards

(a) Amendment and Termination of Plan: The Plan may be amended, altered, suspended and/or terminated at any time by the Board; provided, that approval of an amendment to the Plan by the shareholders of the Company shall be required to the extent, if any, that shareholder approval of such amendment is required by Applicable Law.

(b) Amendment and Termination of Awards: The Administrator may amend, alter, suspend and/or terminate any Award granted under the Plan, prospectively or retroactively, but (except as otherwise provided in Section 16(c) or Section 16(d)) such amendment, alteration, suspension or termination of an Award shall not, without the written consent of the recipient of an outstanding Award, materially adversely affect the rights of the recipient with respect to the Award.

(c) Unilateral Authority of Administrator to Modify Plan and Awards: Notwithstanding Section 16(a) and Section 16(b) herein, the following provisions shall apply:

(i) The Administrator shall have unilateral authority to amend the Plan and any Award (without Participant consent) to the extent necessary to comply with Applicable Law or changes to Applicable Law (including but in no way limited to Code Section 409A, Code Section 422 and federal securities laws).

(ii) The Administrator shall have unilateral authority to make adjustments to the terms and conditions of Awards in recognition of unusual or nonrecurring events affecting the Company or any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in Applicable Law, or accounting principles, if the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or necessary or appropriate to comply with applicable accounting principles or Applicable Law.

(d) Cash Settlement: Notwithstanding any provision of the Plan, an Award or an Award Agreement to the contrary, the Administrator shall have unilateral discretion to cause any Award (or portion thereof) granted under the Plan to be canceled in consideration of an alternative award or cash payment of an equivalent cash value, as determined by the Administrator in its sole discretion, made to the holder of such canceled Award. Without in any way limiting the authority of the Administrator described in the preceding sentence, in the case of Options and SARs, the Administrator may determine that (i) the difference between the Fair Market Value per share of the Common Stock at the time of cancellation (or as of such other date determined by the Administrator) and the Option Price or Base Price, as the case may be, shall constitute an equivalent cash value, and (ii) if the calculation described in Section 16(d)(i) herein does not result in a positive number, the Option or SAR, as the case may be, may be canceled for no consideration.

15. Restrictions on Awards and Shares; Compliance with Applicable Law

(a) General: As a condition to the issuance and delivery of Common Stock hereunder, or the grant of any benefit pursuant to the Plan, the Company may require a Participant or other person at any time and from time to time to become a party to an Award Agreement, other agreement(s) restricting the transfer, purchase, repurchase and/or voting of shares of Common Stock of the Company, and any employment agreements, consulting agreements, noncompetition agreements, confidentiality agreements, nonsolicitation agreements, nondisparagement agreements or other agreements imposing such restrictions as may be required by the Company. In addition, without in any way limiting the effect of the foregoing, each Participant or other holder of shares issued under the Plan shall be permitted to transfer such shares only if such transfer is in accordance with the Plan, the Award Agreement, any other applicable agreements and Applicable Law. The acquisition of shares of Common Stock under the Plan by a Participant or any other holder of shares shall be subject to, and conditioned upon, the agreement of the Participant or other holder of such shares to the restrictions described in the Plan, the Award Agreement and any other applicable agreements and Applicable Law.

(b) Compliance with Applicable Law, Rules and Regulations: The Company may impose such restrictions on Awards, shares of Common Stock and any other benefits underlying Awards hereunder as it may deem advisable, including without limitation restrictions under the federal securities laws, the requirements of any stock exchange or similar organization and any blue sky, state or foreign securities or other laws applicable to such securities. Notwithstanding any other Plan provision to the contrary, the Company shall not be obligated to issue, deliver or transfer shares of Common Stock under the Plan, make any other distribution of benefits under the Plan, or take any other action, unless such delivery, distribution or action is in compliance with Applicable Law (including but not limited to the requirements of the Securities Act). The Company will be under no obligation to register shares of Common Stock or other securities with the Securities and Exchange Commission or to effect compliance with the exemption, registration, qualification or listing requirements of any state securities laws, stock exchange or similar organization, and the Company will have no liability for any inability or failure to do so. The Company may cause a restrictive legend or legends to be placed on any certificate issued pursuant to an Award hereunder in such form as may be prescribed from time to time by Applicable Law or as may be advised by legal counsel.

16. No Right or Obligation of Continued Employment or Service or to Awards; Compliance with the Plan

Neither the Plan, an Award, an Award Agreement nor any other action related to the Plan shall confer upon a Participant any right to continue in the employ or service of the Company or an Affiliate as a Director, or Officer, or to interfere in any way with the right of the Company or an Affiliate to terminate the Participant’s employment or service at any time. Except as otherwise provided in the Plan, an Award Agreement or as may be determined by the Administrator, all rights of a Participant with respect to an Award shall terminate upon the termination of the Participant’s employment or service. In addition, no person shall have any right to be granted an Award, and the Company shall have no obligation to treat Participants or Awards uniformly. By participating in the Plan, each Participant shall be deemed to have accepted all of the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Administrator and shall be fully bound thereby. Any Award granted hereunder is not intended to be compensation of a continuing or recurring nature, or part of a Participant’s normal or expected compensation, and in no way represents any portion of a Participant’s salary, compensation or other remuneration for purposes of pension benefits, severance, redundancy, resignation or any other purpose.

17. General Provisions

(a) Shareholder Rights: Except as otherwise determined by the Administrator (and subject to the provisions of Section 9(d) regarding Restricted Awards), a Participant and his legal representative, legatees or distributees shall not be deemed to be the holder of any shares of Common Stock subject to an Award and shall not have any rights of a shareholder unless and until certificates for such shares have been issued and delivered to him or them under the Plan. A certificate or certificates for shares of Common Stock acquired upon exercise of an Option or SAR shall be issued in the name of the Participant or his beneficiary and distributed to the Participant or his beneficiary (or, in the case of uncertificated shares, other written notice of ownership in accordance with Applicable Law shall be provided) as soon as practicable following receipt of notice of exercise and, with respect to Options, payment of the Option Price (except as may otherwise be determined by the Company in the event of payment of the Option Price pursuant to Section 7(d)(ii)(C)). Except as otherwise provided in Section 9(d) regarding Restricted Stock Awards or otherwise determined by the Administrator, a certificate for any shares of Common Stock issuable pursuant to a Restricted Award, Performance Award, Phantom Stock Award or Other Stock-Based Award shall be issued in the name of the Participant or his beneficiary and distributed to the Participant or his beneficiary (or, in the case of uncertificated shares, other written notice of ownership in accordance with Applicable Law shall be provided) after the Award (or portion thereof) has vested and been earned.

(b) Section 16(b) Compliance: If and to the extent that any Participants in the Plan are subject to Section 16(b) of the Exchange Act, it is the general intention of the Company that transactions under the Plan shall comply with Rule 16b-3 under the Exchange Act and that the Plan shall be construed in favor of such Plan transactions meeting the requirements of Rule 16b-3 or any successor rules thereto. Notwithstanding anything in the Plan to the contrary, the Administrator, in its sole and absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants.

(c) Code Section 162(m) Performance-Based Compensation. If and to the extent to which Code Section 162(m) is applicable, the Company intends that compensation paid under the Plan to Covered Employees will, to the extent practicable, constitute “qualified performance-based compensation” within the meaning of Code Section 162(m), unless otherwise determined by the Administrator. Accordingly, Awards granted to Covered Employees which are intended to qualify for the performance-based exception under Code Section 162(m) shall be deemed to include any such additional terms, conditions, limitations and provisions as are necessary to comply with the performance-based compensation exemption of Code Section 162(m), unless the Administrator, in its discretion, determines otherwise.

(d) Unfunded Plan; No Effect on Other Plans:

(i) The Plan shall be unfunded, and the Company shall not be required to create a trust or segregate any assets that may at any time be represented by Awards under the Plan. The Plan shall not establish any fiduciary relationship between the Company and any Participant or other person. Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Company or any Affiliate, including, without limitation, any specific funds, assets or other property which the Company or any Affiliate, in their discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to shares of Common Stock or other amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Affiliate. Nothing contained in the Plan shall constitute a guarantee that the assets of such entities shall be sufficient to pay any benefits to any person.

(ii) The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute compensation with respect to which any other employee benefits of such Participant are determined, including, without limitation, benefits under any bonus, pension, profit sharing, life insurance or salary continuation plan, except as otherwise specifically provided by the terms of such plan or as may be determined by the Administrator.

(iii) The adoption of the Plan shall not affect any other stock incentive or other compensation plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of stock incentive or other compensation for employees or service providers of the Company or any Affiliate.

(e) Governing Law: The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of laws provisions of any state, and in accordance with applicable federal laws of the United States.

(f) Beneficiary Designation: The Administrator may, in its discretion, permit a Participant to designate in writing a person or persons as beneficiary, which beneficiary shall be entitled to receive settlement of Awards (if any) to which the Participant is otherwise entitled in the event of death. In the absence of such designation by a Participant, and in the event of the Participant’s death, the estate of the Participant shall be treated as beneficiary for purposes of the Plan, unless the Administrator determines otherwise. The Administrator shall have discretion to approve and interpret the form or forms of such beneficiary designation. A beneficiary, legal guardian, legal representative or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent that the Plan and/or Award Agreement provide otherwise, and to any additional restrictions deemed necessary or appropriate by the Administrator.

(g) Gender and Number: Except where otherwise indicated by the context, words in any gender shall include any other gender, words in the singular shall include the plural and words in the plural shall include the singular.

(h) Severability: If any provision of the Plan or an Award Agreement shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan or the Award Agreement, and the Plan or the Award Agreement shall be construed and enforced as if the illegal or invalid provision had not been included.

(i) Rules of Construction: Headings are given to the sections of the Plan solely as a convenience to facilitate reference. The reference to any statute, regulation or other provision of law shall (unless the Administrator determines otherwise) be construed to refer to any amendment to or successor of such provision of law.

(j) Successors and Assigns: The Plan shall be binding upon the Company, its successors and assigns, and Participants, their executors, administrators and permitted transferees and beneficiaries.

(k) Award Agreement: The grant of any Award under the Plan shall be evidenced by an Award Agreement between the Company and the Participant. Such Award Agreement may state terms, conditions and restrictions applicable to the Award and any may state such other terms, conditions and restrictions, including but not limited to terms, conditions and restrictions applicable to shares of Common Stock (or other benefits) subject to an Award, as may be established by the Administrator.

(l) Right of Offset: Notwithstanding any other provision of the Plan or an Award Agreement, the Company may at any time (subject to any Code Section 409A considerations) reduce the amount of any payment or benefit otherwise payable to or on behalf of a Participant by the amount of any obligation of the Participant to or on behalf of the Company or an Affiliate that is or becomes due and payable.

(m) Uncertified Shares: Notwithstanding anything in the Plan to the contrary, to the extent the Plan provides for the issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may, in the Company’s discretion, be effected on a non-certificated basis, to the extent not prohibited by the Company’s articles of incorporation or bylaws or by Applicable Law (including but not limited to applicable state corporate law and the applicable rules of any stock exchange on which the Common Stock may be traded).

(n) Income and Other Taxes: Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including but not limited to any taxes arising under Code Section 409A), and the Company shall not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes. The Company shall have no responsibility to take or refrain from taking any actions in order to achieve a certain tax result for a Participant or any other person.

(o) Effect of Certain Changes in Status: Notwithstanding the other terms of the Plan or an Award Agreement, the Administrator has sole discretion to determine (taking into account any Code Section 409A considerations), at the time of grant of an Award or at any time thereafter, the effect, if any, on Awards (including but not limited to modifying the vesting, exercisability and/or earning of Awards) granted to a Participant if the Participant’s status as a Director or Executive Officer changes, including but not limited to a change from full-time to part-time, or vice versa, or if other similar changes in the nature or scope of the Participant’s employment or service occur.

(p) Shareholder Approval: The Plan is subject to approval by the shareholders of the Company, which approval must occur, if at all, within 12 months of the Effective Date of the Plan. Awards granted prior to such shareholder approval shall be conditioned upon and shall be effective only upon approval of the Plan by such shareholders on or before such date.

(q) Deferrals: Subject to the provisions of this Section 16(q) and Section 17, the Administrator may permit or require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of shares of Common Stock that would otherwise be payable with respect to an Award. Any such deferral shall be subject to such terms and conditions as may be established by the Administrator and to any applicable Code Section 409A requirements.

(r) Fractional Shares: Except as otherwise provided in an Award Agreement or determined by the Administrator, (i) the total number of shares issuable pursuant to the exercise, vesting or earning of an Award shall be rounded down to the nearest whole share, and (ii) no fractional shares shall be issued. The Administrator may, in its discretion, determine that a fractional share shall be settled in cash.

(s) Compliance with Recoupment, Ownership and Other Policies or Agreements: Notwithstanding anything in the Plan to the contrary, the Administrator may, at any time, consistent with, but without limiting, the authority granted in Section 3(b) herein, in its discretion provide that an Award or benefits related to an Award shall be forfeited and/or recouped if the Participant, during employment or service or following termination of employment or service for any reason, engages in certain specified conduct, including but not limited to violation of policies of the Company or an Affiliate, breach of non-solicitation, noncompetition, confidentiality or other restrictive covenants, or other conduct by the Participant that is determined by the Administrator to be detrimental to the business or reputation of the Company or any Affiliate. In addition, without limiting the effect of the foregoing, as a condition to the grant of an Award or receipt or retention of shares of Common Stock, cash or any other benefit under the Plan, the Administrator may, at any time, require that a Participant agree to abide by any equity retention policy, stock ownership guidelines, compensation recovery policy and/or other policies adopted by the Company or an Affiliate, each as in effect from time to time and to the extent applicable to the Participant. Further, each Participant shall be subject to such compensation recovery, recoupment, forfeiture or other similar provisions as may apply under Applicable Law.

(t) Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

(u) Employees Based Outside of the United States. Notwithstanding any provision of the Plan to the contrary, in order to foster and promote achievement of the purposes of the Plan or to comply with provisions of laws in other countries in which the Company and its Subsidiaries operate or have employees, the Board, in its sole discretion, shall have the power and authority to (i) determine which Directors and Executive Officers employed outside the United States are eligible to participate in the Plan, (ii) modify the terms and conditions of Awards granted to Directors and Executive Officers who are employed outside the United States, and (iii) establish subplans (through the addition of schedules to the Plan or otherwise), modify option exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable.

(v) Adjustment of Performance Goals and Targets. Notwithstanding any provision of the Plan to the contrary, the Board shall have the authority to adjust any performance-based goals and targets or other performance-based criteria established with respect to any Award under the Plan if circumstances occur (including, but not limited to, unusual or nonrecurring events, changes in tax laws or accounting principles or practices or changed business or economic conditions) that cause any such performance-based goals and targets or performance-based criteria to be inappropriate in the judgment of the Board; provided, that with respect to any Award that is intended to qualify for the “performance-based compensation” exception under Section 162(m) of the Code and the regulations thereunder, any adjustment by the Board shall be consistent with the requirements of Section 162(m) of the Code and the regulations thereunder.

18. Compliance with Code Section 409A

Notwithstanding any other provision in the Plan or an Award Agreement to the contrary, if and to the extent that Code Section 409A is deemed to apply to the Plan or any Award, it is the general intention of the Company that the Plan and all such Awards shall, to the extent practicable, comply with, or be exempt from, Code Section 409A, and the Plan and any such Award Agreement shall, to the extent practicable, be construed in accordance therewith. Deferrals of shares or any other benefit issuable pursuant to an Award otherwise exempt from Code Section 409A in a manner that would cause Code Section 409A to apply shall not be permitted unless such deferrals are in compliance with, or exempt from, Code Section 409A. In the event that the Company (or a successor thereto) has any stock which is publicly traded on an established securities market or otherwise, distributions that are subject to Code Section 409A to any Participant who is a “specified employee” (as defined under Code Section 409A) upon a separation from service may only be made following the expiration of the six-month period after the date of separation from service (as defined under Code Section 409A) (with such distributions to be made during the seventh month following separation of service), or, if earlier than the end of the six-month period, the date of death of the specified employee, or as otherwise permitted under Code Section 409A. For purposes of Code Section 409A, each installment payment provided under the Plan or an Award Agreement shall be treated as a separate payment. Without in any way limiting the effect of any of the foregoing, (i) in the event that Code Section 409A requires that any special terms, provisions or conditions be included in the Plan or any Award Agreement, then such terms, provisions and conditions shall, to the extent practicable, be deemed to be made a part of the Plan or Award Agreement, as applicable, and (ii) terms used in the Plan or an Award Agreement shall be construed in accordance with Code Section 409A if and to the extent required. Further, in the event that the Plan or any Award shall be deemed not to comply with Code Section 409A, then neither the Company, the Administrator nor its or their designees or agents shall be liable to any Participant or other person for actions, decisions or determinations made in good faith.

VOTE ON INTERNET
Go to http://www.vstocktransfer.com/proxy
and log-on using the below control number.

CONTROL #

VOTE BY FAX
Mark, sign and date your proxy card and fax it to (646) 536-3179

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the enevelope we have provided.

VOTE IN PERSON
If you would like to vote in person, please attend the Annual Meeting of Shareholders to be held on June 7, 2017 at 10:00 am ET.

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

Please Mark, Date, Sign and Return Promptly in the Enclosed Envelope.

Annual Meeting Proxy Card - BioHitech Global

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

The Board of Directors recommends you vote FOR all of the following director nominees:

(1) Election of Directors:

☐ FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)

☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES' NAME BELOW:

01 Frank E. Celli   02 James D. Chambers   03 Tony Fuller

04 Robert A. Graham   05 Harriet Hentges   06 Douglas M. VanOort

☐ FOR   ☐ AGAINST   ☐ ABSTAIN

☐ FOR   ☐ AGAINST   ☐ ABSTAIN

☐ FOR   ☐ AGAINST   ☐ ABSTAIN

NOTE: If any other matters properly come before the Annual Meeting of Shareholders calling for a vote of shareholders, then the shares represented by this proxy may be voted by the proxy holders in accordance with their best judgement.

Date ______________   **Signature** ______________________   **Signature, if held jointly** ______________________

To change the address on your account, please check the box at right and indicate your new address. ☐

* SPECIMEN *   AC:ACCT999   90.00

BIOHITECH GLOBAL, INC.

Annual Meeting of Stockholders

JUNE 7, 2017

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders To Be Held on June 7, 2017

BIOHITECH GLOBAL, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Frank E. Celli as proxy with full power of substitution, to vote as designated on the reverse side on matters properly brought before the Annual Meeting and on matters incident to the conduct of the Annual Meeting, all of the shares of common stock of BioHiTech Global, Inc. that the undersigned has the power to vote at the Annual Meeting of Stockholders to be held on June 7, 2017, or any adjournment thereof.

This Proxy, when properly executed, will be voted as directed. If no direction is indicated, this Proxy will be voted **FOR** the election of the listed nominees as directors, **FOR** the approval of an amendment to the Certificate of Incorporation, **FOR** the approval of the 2017 Executive Incentive Plan, **FOR** the ratification of the appointment of Marcum LLP as the Company's independent registered accounting firm for the fiscal year ending December 31, 2017 and, in the case of other matters that legally come before the meeting, as said proxy(s) may deem advisable.

Please check here if you plan to attend the Annual Meeting of Stockholders on June 7, 2017 at 10:00 a.m. (EDT). ☐

(Continued and to be signed on Reverse Side)